As filed with the Securities and Exchange Commission on February 14, 2011

Securities Act File No. 333-171330

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

(Check appropriate box or boxes)

Pre-Effective Amendment No. 2 ☒
Post-Effective Amendment No.

SOLAR SENIOR CAPITAL LTD.

(Exact name of Registrant as specified in charter)

500 Park Avenue

New York, NY 10022

(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (212) 993-1670

Michael S. Gross

Chief Executive Officer

Solar Senior Capital Ltd.

500 Park Avenue

New York, NY 10022

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm John J. Mahon Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004 (202) 383-0100	Sarah E. Cogan Joseph H. Kaufman Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 (212) 455-2000

Approximate date of proposed public offering:    As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐    when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)(2)
Common Stock, $0.01 par value per share	$184,000,000	$14,643

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(2)	A filing fee of $10,695 was previously paid in connection with the registration of $150,000,000 of the Company’s common stock in connection with the initial filing of this registration statement on December 22, 2010.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 14, 2011

PRELIMINARY PROSPECTUS

8,000,000 Shares

Solar Senior Capital Ltd.

Common Stock

We are a newly organized externally managed finance company. Our investment objective is to seek to maximize current income consistent with the preservation of capital. We will seek to achieve our investment objective by investing primarily in senior secured loans, including first lien, unitranche and second lien debt instruments, made to private middle-market companies whose debt is rated below investment grade, which we refer to collectively as “senior loans.” We may also invest in debt of public companies that are thinly traded. Under normal market conditions, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) will be invested in senior loans. Securities rated below investment grade, including the senior loans we intend to target, are often referred to as “leveraged loans” or “high yield” securities, and may be considered “high risk” compared to debt instruments that are rated above investment grade.

We were formed in December 2010 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. We intend to elect to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act, prior to pricing of this offering. We will be managed by Solar Capital Partners, LLC. Solar Capital Management, LLC will provide the administrative services necessary for us to operate.

This is our initial public offering and our shares have no history of public trading.

We currently expect that the initial public offering price of our common stock will be $20.00 per share. We have applied to have our common stock approved for listing on the NASDAQ Global Select Market under the symbol “SLSC.” Solar Senior Capital Investors LLC, an entity controlled by Michael S. Gross, our chairman and chief executive officer, and Bruce Spohler, our chief operating officer, has committed to purchase 500,000 shares of our common stock in connection with the consummation of this offering at the initial public offering price.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing, and keep it for future reference. Upon the completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us by mail at 500 Park Avenue, New York, NY 10022, by telephone at (212) 993-1670 or on our website at http://www.solarseniorcap.com. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our common stock is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 17 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public Offering Price	$	$
Sales Load (Underwriting Discounts and Commissions)	$	$
Proceeds to Solar Senior Capital Ltd. (before expenses)(2)	$	$

(1)	We have granted the underwriters a 30-day option, which we refer to as the over-allotment option, to purchase up to an additional 1,200,000 shares of our common stock at the public offering price, less sales load (underwriting discounts and commissions). If the over-allotment option is exercised in full, the total public offering price will be $ and the total sales load (underwriting discounts and commissions) will be $ . The proceeds to us would be $ , before deducting expenses payable by us. See “Underwriting.”
(2)	We estimate that we will incur approximately $808,543 in offering expenses in connection with this offering. Stockholders will indirectly bear such expenses as investors in Solar Senior Capital Ltd.

The underwriters expect to deliver the shares on or about                     , 2011.

Joint Book-Running Managers

Citi	Wells Fargo Securities	Deutsche Bank Securities	SunTrust Robinson Humphrey

Lead Manager

RBC Capital Markets

Junior Co-Managers

BB&T Capital Markets	Ladenburg Thalmann & Co. Inc.	Lazard Capital Markets
A division of Scott & Stringfellow, LLC

                    , 2011.

You should rely on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. This prospectus will be amended to reflect material changes to the information contained herein.

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and the documents to which we have referred.

Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Solar Senior Capital” refer to Solar Senior Capital Ltd. In addition, the terms “Solar Capital Partners” and “investment adviser” refer to Solar Capital Partners, LLC, and “Solar Capital Management” and the “administrator” refer to Solar Capital Management, LLC.

In this prospectus, we use the term “leveraged” to refer to companies of any size with non-investment grade debt outstanding or, if not explicitly rated, those which we believe would be rated as non-investment grade based on their leverage levels and other terms. In addition, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. We also use the term “unitranche” to refer to debt instruments that combine both senior and subordinated debt into one debt instrument. Unitranche debt instruments typically pay a higher rate of interest than traditional senior debt instruments, but also pose greater risk associated with a lesser amount of asset coverage.

Unless indicated otherwise or the context requires, all information in this prospectus assumes (i) no exercise of the underwriters’ option to purchase additional shares of our common stock and (ii) an initial public offering price of $20.00 per share. In this prospectus, the terms “pro forma” or “on a pro forma basis” are used to give effect to the impact on historical financial information due to a proposed transaction or event.

Solar Senior Capital Investors LLC, an entity controlled by Michael S. Gross, our chairman and chief executive officer, and Bruce Spohler, our chief operating officer, has committed to purchase 500,000 shares of our common stock in connection with the consummation of this offering at the initial public offering price. The shares will be sold to Solar Senior Capital Investors LLC at the same offering price paid by investors in this offering in a private placement transaction exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act,” which we refer to as the “Concurrent Private Placement.”

Solar Senior Capital

We are a newly organized externally managed finance company. We were formed in December 2010 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. We intend to elect to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act, prior to pricing of this offering. In addition, for tax purposes we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

Our investment objective is to seek to maximize current income consistent with the preservation of capital. We will seek to achieve our investment objective by investing primarily in senior secured loans, including first lien, unitranche and second lien debt instruments, made to private middle-market companies whose debt is rated below investment grade, which we refer to collectively as “senior loans.” We may also invest in debt of public companies that are thinly traded. Under normal market conditions, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) will be invested in senior loans.

Senior loans typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate, or “LIBOR,” plus a premium. Senior loans in which we expect to invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior loans typically are rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities, and may be considered “high risk” compared to debt instruments that are rated above investment grade.

We expect to invest in senior loans made primarily to private leveraged middle market companies with approximately $20 million to $60 million of earnings before interest, taxes, depreciation and amortization or “EBITDA.” Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. We expect that our investments will generally range between $5 million and $30 million each, although we expect that this investment size will vary proportionately with the size of our capital base. In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These opportunistic investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States. We may invest up to 30% of our total assets in such opportunistic investments, including senior loans issued by non-U.S. issuers, subject to compliance with our regulatory obligations as a business development company under the 1940 Act. See “Regulation as a Business Development Company.”

We will be managed by Solar Capital Partners. Solar Capital Management will provide the administrative services we expect to be necessary for us to operate. We believe that our ability to leverage the existing investment management and administrative support platforms of Solar Capital Partners and Solar Capital Management, respectively, will enable us to operate more efficiently and with lower overhead costs than other newly formed funds of comparable size.

In addition, we have received commitments to enter into a senior secured revolving credit facility with Citibank, N.A. and various other lenders, or the “Senior Credit Facility,” which is expected to become effective shortly after completion of this offering. The Senior Credit Facility is expected to initially provide for borrowings up to $210 million, which may be increased up to $600 million, and is expected to expire in March 2016. Base rate borrowings under the Senior Credit Facility are expected to bear interest at LIBOR plus 2.25%.

About Solar Capital Partners

Solar Capital Partners is controlled by Michael S. Gross, our chairman and chief executive officer, and is led by Mr. Gross and Bruce Spohler, our chief operating officer, and is supported by a team of dedicated investment professionals, including Brian Gerson, Cedric Henley and David Mait. We refer to Messrs. Gross, Spohler, Gerson, Henley and Mait as Solar Capital Partners’ senior investment professionals. Solar Capital Partners’ investment team has extensive experience in the private equity and leveraged lending industries, as well as significant contacts with financial sponsors operating in those industries.

In addition, Solar Capital Partners presently serves as investment adviser to Solar Capital Ltd., or “Solar Capital,” a publicly traded business development company with over $1.25 billion of investable capital that invests in mezzanine debt and equity securities of leveraged middle-market companies similar to those we intend to target for investment. The investment team led by Messrs. Gross and Spohler has invested approximately $2.0 billion in 62 different portfolio companies for Solar Capital and its predecessor fund, which investments involved an aggregate of more than 50 different financial sponsors, through December 31, 2010. Since Solar Capital’s inception, these investment professionals have used their relationships in the middle-market financial sponsor and financial intermediary community to originate direct investment opportunities.

Mr. Gross has over 20 years of experience in the mezzanine lending, private equity and distressed debt businesses and has been involved in originating, structuring, negotiating, consummating and managing mezzanine lending, private equity and distressed debt transactions. Prior to his current role as chairman and chief executive officer of Solar Capital, Mr. Gross founded Apollo Investment Corporation, a publicly traded business development company. Under his management, Apollo Investment Corporation raised approximately $930 million in gross proceeds in an initial public offering in April 2004, built a dedicated investment team and infrastructure and invested approximately $2.3 billion in over 65 companies in conjunction with 50 different private equity sponsors.

We also rely on the more than 20 years of experience of Mr. Spohler, who currently serves as our chief operating officer and as the chief operating officer of Solar Capital and has been a partner of Solar Capital Partners since inception. Previously, Mr. Spohler was a managing director and a former co-head of U.S. Leveraged Finance for CIBC World Markets. As a co-head of U.S. Leveraged Finance, Mr. Spohler oversaw over 300 capital raising and merger and acquisition transactions, comprising over $40 billion in market capitalization.

In addition to Messrs. Gross and Spohler, Solar Capital Partners’ senior investment professionals include Messrs. Gerson, Henley and Mait, each of whom has extensive experience in originating, evaluating and structuring investments in the types of middle-market companies we intend to target. Solar Capital Partners’ senior investment professionals have an average of over 20 years of experience in the private equity and leveraged lending industries.

Market Opportunity

Solar Senior Capital intends to invest primarily in senior loans of private middle-market leveraged companies organized and located in the United States. We believe that the size of this market, coupled with the demands of these companies for flexible sources of capital at attractive terms and rates, create an attractive investment environment for us. See “Business — Market Opportunity.”

•

Disruptions within the credit markets have reduced middle-market companies’ access to the capital markets for senior debt.    While many middle-market companies were previously able to raise senior debt financing through traditional large financial institutions, we believe this approach to financing will become more difficult as implementation of U.S. and international financial reforms, such as Basel 3, are expected to limit the capacity of large financial institutions to hold non-investment grade leveraged loans on their balance sheets. In addition, we believe that the recent decline in the formation of new collateralized loan obligation, or CLO, vehicles, coupled with the upcoming expiration of the investment periods of the majority of existing CLOs by the end of 2011, have and will continue to restrict available capital for new middle-market senior loan originations.

•

There is a large pool of uninvested private equity capital likely to seek additional senior debt capital to finance strategic transactions.    We expect that middle-market private equity firms will continue to invest the approximately $195 billion raised since 2000 in middle-market companies and that these private equity firms will seek to support their investments with senior loans from other sources, such as Solar Senior Capital. Additionally, over $12.1 billion was raised by middle-market sponsors during 2010, which we believe demonstrates the continued appetite for middle-market acquisitions that will need senior debt financing.

•

The significant amount of leveraged loans maturing through 2015 will provide additional demand for senior debt capital.    Although many companies were able to refinance or amend their senior debt obligations during 2010, there remains over $325 billion of anticipated leveraged loans maturing before the end of 2015. We believe that the majority of the companies able to access the markets during 2010 were larger companies and thus the need to refinance capital structures of middle-market companies will remain particularly robust.

•

Investing in private middle market senior secured debt provides an attractive risk reward profile.    In general, terms for illiquid, middle-market leveraged loans have been more attractive than leveraged loans for larger corporations which are typically more liquid. We believe this is because fewer institutions are able to invest in the illiquid asset class. In 2010, on average, the total debt to EBITDA ratio for middle-market LBOs was 4.2x, versus 4.7x for large capitalization LBOs. In addition, in 2010, the average discounted spread between mid-market loans over large-cap loans was approximately 2.6%. From 1995 through 2010, 3.6% of leveraged loans issued in tranches under $100 million in total aggregate amount defaulted and 7.0% of leveraged loans issued in tranches between $100 million and $249 million in total aggregate amount defaulted, versus a default rate of 7.6% on loan tranches $500 million or greater in total aggregate amount. Middle-market loans have also exhibited higher average recovery rates than all loans in the aggregate. We believe that middle-market companies in which we intend to invest will generally have loan tranches of less than $250 million. We also believe that the average new issue yield for leveraged loans made to middle-market companies is currently significantly higher than the yield for newly-issued loans made to companies with annual revenues above $1 billion.

Therefore, we believe that there is an opportunity to invest in senior loans of leveraged companies and that we are well positioned to serve this market.

Competitive Advantages

We believe that we have the following competitive advantages over other providers of senior financing to leveraged companies. See “Business — Competitive Advantages.”

Management Expertise

As managing partner, Mr. Gross has principal management responsibility for Solar Capital Partners, to which he currently dedicates substantially all of his time. Mr. Gross has over 20 years of experience in leveraged finance, private equity and distressed debt investing. Mr. Spohler, our chief operating officer and a partner of Solar Capital Partners, has over 20 years of experience in evaluating and executing leverage finance transactions. We believe that Messrs. Gross and Spohler have developed a strong reputation in the capital markets, and that this experience provides us with a competitive advantage in identifying and investing in leveraged companies with the potential to generate returns.

In addition to Messrs. Gross and Spohler, Solar Capital Partners’ senior investment professionals include Messrs. Gerson, Henley and Mait, each of whom has extensive experience in originating, evaluating and structuring investments in the types of middle-market companies we currently target. Solar Capital Partners’ senior investment professionals have an average of over 20 years of experience in the private equity and leveraged lending industries.

Proprietary Sourcing and Origination

We believe that Solar Capital Partners’ senior investment professionals’ longstanding relationships with financial sponsors, commercial and investment banks, management teams and other financial intermediaries provide us with a strong pipeline of origination opportunities. We believe the broad expertise of Solar Capital Partners’ senior investment professionals and their ability to draw upon their average of 20 years of investment experience enable us to identify, assess and structure investments successfully. We expect to continue leveraging the over 100 relationships with middle-market sponsors that Solar Capital Partners’ investment team established while sourcing and originating investments for Solar Capital, which will give us access to deals that are not available through large syndication processes.

Since its inception, Solar Capital Partners has sourced investments in 62 different portfolio companies for Solar Capital and its predecessor fund, which investments involved an aggregate of more than 50 different financial sponsors, through December 31, 2010.

Greater Flexibility of Capital Versus Many of Our Competitors

While we will be subject to significant regulation as a business development company, we are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we believe that we can be more flexible than such lending institutions in selecting and structuring investments, adjusting investment criteria and transaction structures. We believe financial sponsors, management teams and investment banks see this flexibility as a benefit, making us an attractive financing partner for senior debt. We believe that this approach will enable us to procure attractive senior loan investment opportunities throughout the economic cycle so that we can make investments consistent with our stated investment objective even during turbulent periods in the capital markets.

Emphasis on Achieving Strong Risk-Adjusted Returns

Solar Capital Partners uses a disciplined investment and risk management process that emphasizes a fundamental research and analysis framework. Solar Capital Partners will seek to build our portfolio on a “bottom-up” basis, choosing and sizing individual positions based on their relative risk/reward profiles as a function of the associated downside risk, volatility, correlation with the existing portfolio and liquidity. At the same time, Solar Capital Partners will seek to take into consideration a variety of factors in managing our portfolio and impose portfolio-based risk constraints promoting a more diverse portfolio of investments and limiting issuer and industry concentration. Our value-oriented investment philosophy will focus on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we plan to be highly selective in deploying our capital and will not pursue short-term origination targets over our long-term strategies. We believe this approach will enable us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through Solar Capital Partners, will conduct due diligence processes that draw upon the investment experience, industry expertise and network of contacts of our senior investment professionals, as well as the other members of our investment team.

Deep Industry Focus with Substantial Information Flow

We will concentrate our investing activities in industries characterized by strong cash flow and in which Solar Capital Partners’ investment professionals have deep investment experience. As a result of their investment experience, Messrs. Gross and Spohler, together with Solar Capital Partners’ other investment professionals, have long-term relationships with management consultants and management teams in the industries we intend to target, as well as substantial information concerning those industries.

Longer Investment Horizon

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that the capital of these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles enables us to invest in private middle-market senior debt, which we believe provides a more attractive risk-return profile than the liquid senior debt market for larger companies. We also believe our longer investment horizon enables us to be a better long-term partner for our portfolio companies.

Investment Strategy

Solar Senior Capital will seek to create a diverse portfolio of senior loans by investing approximately $5 to $40 million of capital, on average, in the securities of leveraged companies, including middle-market companies. We may also invest in debt of public companies that are thinly traded. Under normal market conditions, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) will be invested in senior loans.

Senior loans typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily LIBOR, plus a premium. Senior loans in which we intend to invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior loans typically are rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities, and may be considered “high risk” compared to debt instruments that are rated above investment grade. Senior secured loans, however are generally less risky than subordinated debt, bearing lower leverage, higher recovery statistics and over the past two years have yielded on average over 2% less than high yield bonds.

In addition to senior secured loans, we may invest a portion of our portfolio in opportunistic investments, which are not our primary focus, but are intended to enhance our returns to stockholders. These investments may include similar direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States. We may invest up to 30% of our total assets in such opportunistic investments, including senior loans issued by non-U.S. issuers, subject to compliance with our regulatory obligations as a business development company under the 1940 Act. See “Regulation as a Business Development Company.”

We intend to borrow funds to make investments, and may elect to do so before we have fully invested the proceeds of this offering. In particular, shortly after the completion of this offering, we intend to enter into the Senior Credit Facility, which we expect will provide us with access to $210 million in available borrowings. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in management fees payable to our investment adviser, Solar Capital Partners, will be borne by our common stockholders. Although we do not presently intend to do so during the twelve months following completion of this offering, we may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act. We will not be generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of Solar Senior Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We do not presently intend to issue our common stock at a price below the then-current net asset value per share of our common stock during the twelve months following completion of this offering.

Additionally, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans.

Moreover, we may acquire investments in the secondary market and, in analyzing such investments, we will employ the same analytical process as we use for our primary investments.

We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Our principal focus will be to provide senior secured loans, including first lien, unitranche and second lien loans, to private middle-market companies in a variety of industries. We will generally seek to target companies that generate positive cash flows. We will generally seek to invest in companies from the broad variety of industries in which our investment adviser has direct expertise. The following is a representative list of the industries in which we may invest.

•Aerospace and defense

•Automotive

•Banking

•Beverage, food and tobacco

•Broadcasting and entertainment

•Business services

•Cable television

•Cargo transport

•Chemicals, plastics and rubber

•Consumer finance

•Consumer services

•Containers, packaging and glass

•Direct marketing

•Distribution

•Diversified/conglomerate manufacturing

•Diversified/conglomerate services

•Education

•Electronics

•Energy/utilities

•Equipment rental

•Farming and agriculture

•Finance

•Healthcare, education and childcare

•Home and office furnishing, consumer products

•Hotels, motels, inns and gaming

•Industrial

•Infrastructure

•Insurance

•Leisure, motion pictures and entertainment

•Logistics

•Machinery

•Media

•Mining, steel and nonprecious metals

•Oil and gas

•Personal, food and misc. services

•Printing, publishing and broadcasting

•Real estate

•Retail stores

•Specialty finance

•Technology

•Telecommunications

•Utilities

We may invest in other industries if we are presented with attractive opportunities.

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Solar Senior Capital involves other risks, including the following:

•	We have no operating history;

•	We are dependent upon Solar Capital Partners’ key personnel for our future success;

•

There are significant potential conflicts of interest, including Solar Capital Partners’ management of Solar Capital, which could impact our investment return; you will not be purchasing an investment in Solar Capital;

•	We will operate in a highly competitive market for investment opportunities;

•	The lack of liquidity in our investments may adversely affect our business;

•	We will borrow money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us;

•	To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income;

•	There will be uncertainty as to the value of our portfolio investments;

•	We may experience fluctuations in our quarterly results;

•

We will become subject to corporate-level income tax on all of our income if we are unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance;

•	We cannot assure you that shares of our common stock will not trade at a market price below our net asset value per share;

•	Our common stock price may be volatile and may decrease substantially;

•	There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time; and

•

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

See “Risk Factors” beginning on page 17 and the other information included in this prospectus for additional discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Operating and Regulatory Structure

Solar Senior Capital is a newly-formed Maryland corporation structured as an externally managed non-diversified closed-end management investment company. We intend to elect to be treated as a business development company under the 1940 Act prior to pricing of this offering. As a business development company, we will be required to meet regulatory tests, including the requirement to invest at least 70% of our total assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” We may also borrow funds to make investments, including before we have fully invested the proceeds of this offering. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities are managed by Solar Capital Partners and supervised by our board of directors. Solar Capital Partners is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our investment advisory and management agreement, which we refer to as the Investment Advisory and Management Agreement, we have agreed to pay Solar Capital Partners an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory and Management Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

Our Corporate Information

Our offices are located at 500 Park Avenue, New York, New York 10022, and our telephone number is (212) 993-1670.

THE OFFERING

Common Stock Offered by Us	8,000,000 shares, plus 1,200,000 shares issuable pursuant to the over-allotment option granted to the underwriters.

Concurrent Private Placement	Solar Senior Capital Investors LLC, an entity controlled by Messrs. Gross and Spohler, has committed to purchase 500,000 shares in the Concurrent Private Placement at the initial public offering price.

Common Stock to be Outstanding After this Offering and the Concurrent Private Placement	Approximately 8,500,100 shares, plus 1,200,000 shares issuable pursuant to the over-allotment option granted to the underwriters.

Use of Proceeds	Our net proceeds from this offering and the Concurrent Private Placement will be approximately $157,991,457 (including 500,000 shares to be issued to Solar Senior Capital Investors LLC in the Concurrent Private Placement) or, approximately $180,311,457 if the underwriters fully exercise their over-allotment option, in each case assuming an initial offering price of $20.00 per share after deducting the underwriting discounts and commissions and estimated organization and offering expenses. We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies as described in this prospectus. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within three to six months from the consummation of this offering, depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature 12 months or less from the date of investment. See “Use of Proceeds.”

Proposed Trading Symbol	We have applied to have our common stock listed on the NASDAQ Global Select Market under the symbol “SLSC.”

Distributions

Subsequent to the completion of this offering, and to the extent that we have income available, we intend to distribute monthly dividends to our stockholders, beginning after our first full quarter following the completion of this offering. Prior to that time, to the extent that we have income available, we intend to distribute a quarterly dividend to our stockholders for our first full quarter following completion of this offering. The amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We anticipate that our dividends will be paid from taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during any fiscal year, a portion of our dividends for such year may constitute a return of capital. The specific tax characteristics of our dividends will be reported to stockholders after the end of each calendar year.

Lock-up Agreements	We, our officers and directors, and certain other parties related to Solar Senior Capital, including Solar Senior Capital Investors LLC, have agreed that, for a period of 180 days from the date of this prospectus, we and they will not, without the prior written consent of Citigroup Global Markets Inc., dispose of or hedge any shares or any securities convertible into or exchangeable for our common stock; provided that, the filing of a registration statement to register the resale of the shares of common stock issued in the Concurrent Private Placement, including any required amendments or supplements thereto, will not be prohibited by the foregoing. Citigroup Global Markets Inc. in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, we issue an earnings release or material news or a material event relating to our company occurs; or (ii) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Taxation	We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Investment Advisory Fees	We will pay Solar Capital Partners a fee for its services under the Investment Advisory and Management Agreement consisting of two components — a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 1.00% of our gross assets, which includes any borrowings for investment purposes. Solar Capital Partners, however, has agreed to waive the portion of the base management fee payable on any net proceeds of this offering and the Concurrent Private Placement that have not yet been invested in portfolio investments, exclusive of any temporary investments in cash, cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of investment.

The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears and equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch-up” feature. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement) in an amount equal to 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Investment Advisory and Management Agreement.”

Administration Agreement	We will reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse Solar Capital Management for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. See “Administration Agreement.”

Leverage	We intend to borrow funds to make investments, and may elect to do so before we have fully invested the proceeds of this offering. In particular, in shortly after the completion of this offering, we intend to enter into the Senior Credit Facility, which we expect will provide us with access to $210 million in available borrowings. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fees payable to our investment adviser, Solar Capital Partners, will be borne by our common stockholders. Although we do not presently intend to do so during the twelve months following completion of this offering, we may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

Trading	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

License Agreement	We have entered into a license agreement with Solar Capital Partners, pursuant to which Solar Capital Partners has agreed to grant us a non-exclusive license to use the name “Solar Senior Capital.” See “License Agreement.”

Dividend Reinvestment Plan	We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our plan administrator. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Certain Anti-Takeover Measures	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”

Available Information	After the completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (800) SEC-0330. This information will also be available free of charge by contacting us at Solar Senior Capital Ltd., 500 Park Avenue, New York, NY 10022, by telephone at (212) 993-1670 or on our website at http://www.solarseniorcap.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Solar Senior Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Solar Senior Capital Ltd.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.00	%(1)
Offering expenses borne by us (as a percentage of offering price)	0.51	%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)	7.51%

Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	1.80	%(4)
Incentive fees payable under our Investment Advisory and Management Agreement	0.00	%(5)
Interest payments on borrowed funds	2.04	%(6)
Other expenses (estimated)	1.27	%(7)

Total annual expenses (estimated)	5.11%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above and have excluded performance-based incentive fees. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$122	$217	$311	$545

(1)	The underwriting discounts and commissions (the sales load) with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $808,543.
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.”
(4)	Our base management fee under the Investment Advisory and Management Agreement is based on our gross assets, which is defined as all the assets of Solar Senior Capital, including those acquired using borrowings for investment purposes. Solar Capital Partners, however, has agreed to waive the portion of the base management fee payable on any net proceeds of this offering and the Concurrent Private Placement that have not yet been invested in portfolio investments, exclusive of any temporary investments in cash, cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of investment. See “Investment Advisory and Management Agreement.”
(5)	Reflects the aggregate amount of incentive fees we estimate will be payable under our Investment Advisory and Management Agreement during our first year of operations following consummation of this offering. Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be invested within three to six months depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. As a result, during our first year of operations following consummation of this offering we expect that we will not have any capital gains and will only have interest income that exceeds our quarterly hurdle rate discussed below during the second half of our first year of operations following consummation of this offering. We expect that it will take more than three months to invest all of the proceeds of this offering, in part because privately negotiated investments in illiquid securities require substantial due diligence and structuring. The incentive fee consists of two parts:

The first part, which will be payable quarterly in arrears, commencing with the period ending March 31, 2011, will equal 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a

1.75% quarterly (7.00% annualized) hurdle rate, which we refer to as the Hurdle, subject to a “catch-up” provision, measured at the end of each calendar quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;
•

50% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.9167% in any calendar quarter (11.67% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.9167%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.9167% in any calendar quarter; and

•

20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.9167% in any calendar quarter (11.67% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser).

The second part of the incentive fee will equal 20% of our “Incentive Fee Capital Gains,” if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), commencing with the period ending December 31, 2011. For a more detailed discussion of the calculation of this fee, see “Investment Advisory and Management Agreement.”

(6)	We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with our outstanding borrowings will be indirectly born by our investors. We expect to initially have $210 million available under the Senior Credit Facility, which we expect to become effective shortly after the completion of this offering. For purposes of this section, we have estimated that we will borrow an amount equal to 80% of our net assets under the Senior Credit Facility at an assumed interest rate of 2.55%, which is calculated based upon the LIBOR rate as of December 31, 2010 and the base lending rate under the Senior Credit Facility of LIBOR plus 2.25%. Although we do not presently intend to do so during the twelve months following completion of this offering, we may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.
(7)	“Other expenses” ($2,000,000, including costs and expenses associated with our formation and organization) are based upon estimates of the first full year of operations.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$132	$243	$351	$613

In addition, the example assumes inclusion of the sales load of 7% and our estimated offering expenses in connection with this offering. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value could decline, and you may lose all or part of your investment.

Risks Related to Our Investments

We will operate in a highly competitive market for investment opportunities.

A number of entities will compete with us to make the types of investments that we will target in leveraged companies. We will compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that will not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our potential competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us. We cannot assure you that the competitive pressures we will face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We will not seek to compete primarily based on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we will offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments will be very risky and highly speculative.

We will invest primarily in senior secured loans, including first lien, unitranche and second lien debt instruments, made to middle-market companies whose debt is rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities, and may be considered “high risk” compared to debt instruments that are rated above investment grade.

When we will make a senior secured term loan investment in a portfolio company, we generally will take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, investing in middle-market companies involves a number of significant risks, including:

•

these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

The lack of liquidity in our investments may adversely affect our business.

We will generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

We have not yet identified all of the portfolio companies we will invest in using the proceeds of this offering.

While Solar Capital Partners’ investment team has identified an initial group of potential investments for our portfolio, we have not yet identified all of the additional potential investments for our portfolio that we will acquire with the proceeds of the offering. Additionally, our investment adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock. In addition, pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of senior loans we intend to target for investment and if we are not able to identify or gain access to suitable investments our income may be limited. The management fee payable by us will not be reduced while our assets are invested in such securities.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Although we do not intend to focus our investments in any specific industries, our portfolio may be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under Subchapter M of the Code, we will not have fixed guidelines for diversification, and while we will not target any specific industries, our investments may be concentrated in relatively few industries. As a result, the aggregate returns we will realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

Capital markets have recently been in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which may in the future have a negative impact on our business and operations.

The global capital markets have recently been in a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions which will apply to us, as a BDC we will generally not be able to issue additional shares of our common stock at a price less than net asset value. In addition, our ability to incur indebtedness (including by issued preferred stock) will be limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we will have recorded our investments. In addition, significant changes in the capital markets may have a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our potential portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we will be required to record the values of our investments. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments at fair value. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we will hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we will actually provide significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we will be required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. The unprecedented declines in prices and liquidity in the corporate debt markets from 2008 through mid-2010 have resulted in significant net unrealized depreciation in the portfolios of many existing BDCs, reducing their net asset value. Depending on market conditions, we may face similar losses after we become a BDC, which could reduce our net asset value and have a material adverse impact on our business, financial condition and results of operations.

The affect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, either because we will prefer other opportunities or because we will be subject to BDC requirements that would prevent such follow-on investments or the desire to maintain our RIC tax status.

Because we generally will not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, initially we do not intend to hold controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that will be adverse to our interests. Due to the lack of liquidity of the investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We will invest primarily in privately held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of Solar Capital Partners’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we will be unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, some of our investments in such companies.

We will invest primarily in senior secured loans, including unitranche, second lien, as well as unsecured debt instruments issued by our portfolio companies. If we invest in unitranche, second lien, or unsecured debt instruments, our portfolio companies typically may be permitted to incur other debt that ranks equally with, or senior to, such debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we will be entitled to receive payments in respect of the debt securities in which we will invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. In such cases, after repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we will invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by our senior investment professionals while they were employed at prior positions.

Although in the past Mr. Gross held senior positions at a number of investment firms, including Solar Capital, Apollo Investment Corporation and Apollo Management, L.P., Mr. Gross’ track record and achievements are not necessarily indicative of future results that will be achieved by our investment adviser. In his role at such other firms, Mr. Gross was part of an investment team, and he was not solely responsible for generating investment ideas. In addition, such investment teams arrived at investment decisions by consensus.

Risks Relating to an Investment in Our Securities

Our shares may trade at a substantial discount from net asset value and may continue to do so over the long term.

Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. The possibility that our shares of common stock will trade at a substantial discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we will generally not be able to issue additional shares or sell our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to RICs or business development companies;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of Solar Capital Partners’ key personnel;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

We may choose to pay dividends in our own common stock, in which case our stockholders may be required to pay federal income taxes in excess of the cash dividends they receive.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. IRS Revenue Procedure 2010-12 temporarily allows a RIC whose stock is publicly traded on an established securities market in the United States to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as fulfilling its distribution requirements if (i) the distribution is declared on or before December 31, 2012, with respect to a taxable year ending on or before December 31, 2011, and (ii) each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which limitation must be at least 10% of the aggregate declared distribution. Under Revenue Procedure 2010-12, if too many shareholders elect to receive cash, each shareholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder, electing to receive cash, receive less than 10% of his or her entire distribution in cash. If the requirements of Revenue Procedure 2010-12 are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

Where Revenue Procedure 2010-12 is not currently applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (and, more recently, the 10% cash standard of Revenue Procedure 2010-12) if certain requirements are satisfied. Stockholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock. It is unclear whether and to what extent we will be able to pay taxable dividends of the type described in this paragraph (whether pursuant to Revenue Procedure 2010-12, a private letter ruling or otherwise). For a more detailed discussion, see “Material U.S. Federal Income Tax Considerations.”

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

The 500,000 shares to be issued to Solar Senior Capital Investors LLC in the Concurrent Private Placement are subject to a 180 day lock-up period. Upon expiration of this lock-up period, or earlier upon the consent of Citigroup Global Markets Inc. such shares will generally be freely tradable in the public market, subject to the provisions of Rule 144 promulgated under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

We have also committed to file a registration statement within 60 days after this offering to register the resale of the shares of common stock to be issued in the Concurrent Private Placement to Solar Senior Capital Investors LLC. We have committed to use our commercially reasonable efforts to obtain effectiveness of such registration statement as soon as reasonably practicable after the filing of such registration statement. Assuming effectiveness of such registration statement, Solar Senior Capital Investors LLC will generally be able to resell its shares of common stock without restriction upon expiration of its 180 day lock-up period.

Risks Relating to Our Business and Structure

We have no operating history.

We were formed and commenced operations in December 2010. As a result of a lack of operating history, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

We will be dependent upon Solar Capital Partners’ key personnel for our future success.

We will depend on the diligence, skill and network of business contacts of Messrs. Gross and Spohler, who serve as the managing member and a partner of Solar Capital Partners, respectively, and who lead Solar Capital Partners’ investment team. Messrs. Gross and Spohler, together with the other dedicated investment professionals available to Solar Capital Partners, evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of Messrs. Gross and Spohler and the other investment professionals available to Solar Capital Partners. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead any such individual to terminate his relationship with us. The loss of Mr. Gross or Mr. Spohler, or any of the other senior investment professionals who serve on Solar Capital Partners’ investment team, could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that Solar Capital Partners will remain our investment adviser.

The senior investment professionals of Solar Capital Partners are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that Messrs. Gross and Spohler will dedicate a significant portion of their time to the activities of Solar Senior Capital; however, they may be engaged in other business activities which could divert their time and attention in the future.

A disruption in the capital markets and the credit markets could negatively affect our business.

As a BDC, we will have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets. For example, we cannot be certain that we will be able to consummate new borrowing facilities to provide capital for normal operations, including new originations. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally.

If we are unable to consummate new facilities on commercially reasonable terms, our liquidity will be reduced significantly. If we consummate new facilities but are then unable to repay amounts outstanding under such facilities, and are declared in default or are unable to renew or refinance these facilities, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

Our financial condition and results of operations will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective and to grow depends on Solar Capital Partners’ ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of Solar Capital Partners’ structuring of the investment process, its ability to provide competent, attentive and efficient services to us and its ability to access financing for us on acceptable terms. The investment team of Solar Capital Partners has substantial responsibilities under the Investment Advisory and Management Agreement, and they may also be called upon to provide managerial assistance to our portfolio companies as the principals of our administrator. In addition, the members of Solar Capital Partners’ investment team have similar responsibilities with respect to the management of Solar Capital’s investment portfolio. Such demands on their time may distract them or slow our rate of investment. In order to grow, we and Solar Capital Partners will need to retain, train, supervise and manage new investment professionals. However, we can offer no assurance that any such investment professionals will contribute effectively to the work of the investment adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund growth in our investments. Pursuant to this prospectus we expect to issue equity securities and expect to borrow from financial institutions in the future. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable income to our stockholders to maintain our regulated investment company status. As a result, any such cash earnings may not be available to fund investment originations. We expect to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. In addition, as a BDC, our ability to borrow or issue additional preferred stock may be restricted if our total assets are less than 200% of our total borrowings and preferred stock.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility and we may be limited in our investment choices as a BDC.

The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets in specified types of “qualifying assets”, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. In addition, subject to certain limited exceptions, an investment in an issuer that has outstanding securities listed on a national exchange may be treated as a qualifying asset only if such issuer has a market capitalization that is less than $250 million at the time of such investment. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Regulations governing our operation as a BDC affect our ability to, and the way in which we will, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.

If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We will not be generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of Solar Senior Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We do not presently intend to issue our common stock at a price below the then-current net asset value per share of our common stock during the twelve months following completion of this offering. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Lenders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, Solar Capital Partners, will be payable based on our gross assets, including those assets acquired through the use of leverage, Solar Capital Partners will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Solar Capital Partners.

As a BDC, we generally will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which will include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

There will be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities on a quarterly basis in accordance with our valuation policy, which will be at all times consistent with U.S. generally accepted accounting principles, or GAAP. Our board of directors will utilize the services of third-party valuation firms to aid it in determining the fair value of these securities. The board of directors will discuss valuations and determine the fair value in good faith based on the input of our investment adviser and the respective third-party valuation firms. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest, including Solar Capital Partners’ management of Solar Capital, which could impact our investment returns; you will not be purchasing an investment in Solar Capital.

Our executive officers and directors, as well as the current and future partners of our investment adviser, Solar Capital Partners, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Currently, the executive officers and directors, as well as the current partners of our investment adviser, Solar Capital Partners, serve as officers and directors of Solar Capital, a publicly-traded BDC. Accordingly, they may have obligations to investors in those entities, including to investors of Solar Capital, the fulfillment of which obligations might not be in the best interests of us or our stockholders. In addition, we note that any affiliated investment vehicle currently existing, or formed in the future, and managed by our investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, Solar Capital Partners may face conflicts in allocating investment opportunities between us and such other entities. Although Solar Capital Partners will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our investment adviser or an investment manager affiliated with our investment adviser. In any such case, when Solar Capital Partners identifies an investment, it will be forced to choose which investment fund should make the investment.

We may co-invest on a concurrent basis with Solar Capital, and any other affiliates that our investment adviser forms in the future, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

In the course of our investing activities, we will pay management and incentive fees to Solar Capital Partners and reimburse Solar Capital Partners for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of Solar Capital Partners has interests that differ from those of our stockholders, giving rise to a conflict.

We have entered into a royalty-free license agreement with our investment adviser, pursuant to which our investment adviser has granted us a non-exclusive license to use the name “Solar Senior Capital.” Under the license agreement, we will have the right to use the “Solar Senior Capital” name for so long as Solar Capital Partners or one of its affiliates remains our investment adviser. In addition, we will pay Solar Capital Management, an affiliate of Solar Capital Partners, our allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. These arrangements create conflicts of interest that our board of directors must monitor.

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

Our investment adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting incentive compensation) above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay Solar Capital Partners incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Our incentive fee may induce Solar Capital Partners to pursue speculative investments.

The incentive fee payable by us to Solar Capital Partners may create an incentive for Solar Capital Partners to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser will be calculated based on a percentage of our return on invested capital. This may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to our investment adviser also may induce Solar Capital Partners to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our shareholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash. In addition, the “catch-up” portion of the incentive fee may encourage Solar Capital Partners to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Solar Capital Partners with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of Solar Capital Partners as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

We will become subject to corporate-level income tax if we are unable to qualify and maintain our qualification as a regulated investment company under Subchapter M of the Code.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code for 2011 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty satisfying the annual distribution requirement in order to qualify and maintain RIC status if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted “payment in kind,” or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. We also may be required to include in income certain other amounts that we will not receive in cash.

Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

Our board of directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under the Maryland General Corporation Law and our charter, our board of directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our existing common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Solar Senior Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. However, we will amend our bylaws to be subject to the Control Share Act only if our board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Act would, if implemented, violate Section 18(i) of the 1940 Act.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

Our investment adviser can resign upon not more than 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory and Management Agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC and the listing standards of the NASDAQ Global Select Market.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Solar Senior Capital, our prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•

currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 8,000,000 shares of our common stock in this offering and the sale of 500,000 shares of our common stock in the Concurrent Private Placement will be approximately $157,991,457, or approximately $180,311,457 if the underwriters fully exercise their over-allotment option, in each case assuming an initial public offering price of $20.00 per share, after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $808,543 payable by us.

We plan to use the net proceeds of this offering and the Concurrent Private Placement for investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within three to six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of senior loans we intend to target for investment. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

Subsequent to the completion of this offering, and to the extent that we have income available, we intend to distribute monthly dividends to our stockholders, beginning after our first full quarter following the completion of this offering. Prior to that time, to the extent that we have income available, we intend to distribute a quarterly dividend to our stockholders for our first full quarter following completion of this offering. The amount of our dividends, if any, will be determined by our board of directors.

We intend to elect to be taxed as a RIC under Subchapter M of the Code. To obtain and maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.

We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. In addition, we may be limited in our ability to make dividends and distributions due to the asset coverage test for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in current and future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our RIC status. We cannot assure stockholders that they will receive any dividends and distributions or dividends and distributions at a particular level.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

CAPITALIZATION

The following table sets forth:

•	the actual capitalization of Solar Senior Capital at January 31, 2011; and

•

the capitalization of Solar Senior Capital as adjusted to reflect (a) the sale of 8,000,000 shares of our common stock in this offering at an expected public offering price of $20.00 per share, after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $808,543 payable by us, and (b) completion of the Concurrent Private Placement.

	As of January 31, 2011
	Actual	As Adjusted(1)
Assets:
Cash and cash equivalents	$2,000	$157,993,457

Total assets	$2,000	$157,993,457

Stockholders’ equity:
Common stock, par value $0.01 per share; 200,000,000 shares authorized; 100 shares outstanding, actual; 8,500,100 shares outstanding, as adjusted	$1	$85,001
Additional paid-in capital	$1,999	$157,908,456

Total stockholders’ equity	$2,000	$157,993,457

(1)	Does not include the underwriters’ overallotment option of 1,200,000 shares of our common stock.

DILUTION

The potential dilution to investors in this offering is represented by the amount by which the offering price per share exceeds our net asset value per share after the completion of this offering and the Concurrent Private Placement. Net asset value per share is determined by dividing our net asset value, which is our total assets less total liabilities, by the number of outstanding shares.

As of January 31, 2011, our net asset value was approximately $2,000, or approximately $20.00 per share. After giving effect to (a) the sale of 8,000,000 shares of our common stock in this offering at an expected public offering price of $20.00 per share, and after deducting the underwriting discounts and commissions of approximately $11,200,000 and estimated offering expenses of approximately $808,543 payable by us, and (b) the sale of 500,000 shares of our common stock in the Concurrent Private Placement, our as adjusted net asset value is expected to be approximately $158 million, or approximately $18.59 per share, representing an immediate dilution of approximately $1.41 per share to investors in this offering and the Concurrent Private Placement. The foregoing assumes no exercise of the underwriters’ over-allotment option. If the underwriters’ over-allotment option is exercised in full, there would be an immediate decrease in net asset value of $1.41 per share, or 7.06%, to the shares sold in this offering.

The following table illustrates the dilution on a per share basis, taking into account the assumptions set forth above:

Offering price per share	$20.00
January 31, 2011 net asset value per share before this offering	$20.00
Decrease per share attributable to investors in this offering and the Concurrent Private Placement	$0.00
As adjusted net asset value per share immediately after this offering and the Concurrent Private Placement	$18.59
Dilution per share attributable to investors in this offering and the Concurrent Private Placement	$1.41

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere in the prospectus.

Overview

We are a newly organized externally managed finance company. We were formed in December 2010 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. We intend to elect to be treated as a business development company under the 1940 Act prior to the pricing of this offering. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code.

Our investment objective is to seek to maximize current income consistent with the preservation of capital. We will seek to achieve our investment objective by investing primarily in senior loans. We may also invest in debt of public companies that are thinly traded. Under normal market conditions, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) will be invested in senior loans.

Senior loans typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily LIBOR, plus a premium. Senior loans in which we expect to invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior loans typically are rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities, and may be considered “high risk” compared to debt instruments that are rated above investment grade.

We expect to invest in senior loans made primarily to private leveraged middle market companies with approximately $20 million to $60 million of EBITDA. Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. We expect that our investments will generally range between $5 million and $30 million each, although we expect that this investment size will vary proportionately with the size of our capital base. In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These opportunistic investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States. We may invest up to 30% of our total assets in such opportunistic investments, including senior loans issued by non-U.S. issuers, subject to compliance with our regulatory obligations as a business development company under the 1940 Act. See “Regulation as a Business Development Company.”

We will be managed by Solar Capital Partners. Solar Capital Management will provide the administrative services we expect to be necessary for us to operate. We believe that our ability to leverage the existing investment management and administrative support platforms of Solar Capital Partners and Solar Capital Management, respectively, will enable us to operate more efficiently and with lower overhead costs than other newly formed funds of comparable size.

In addition, we have received commitments to enter into the Senior Credit Facility, which is expected to become effective shortly after completion of this offering. The Senior Credit Facility is expected to initially provide for borrowings up to $210 million, which may be increased up to $600 million, and is expected to expire in March 2016. Base rate borrowings under the Senior Credit Facility are expected to bear interest at LIBOR plus 2.25%.

Revenues

We plan to generate revenue in the form of interest payable and capital gains, if any, on our portfolio investments. We generally expect our portfolio investments, whether in the form of senior loans or investments with similar economic characteristics, to have stated terms of four to seven years and typically to bear interest at a floating rate. Interest will generally be payable quarterly or semiannually, with some amortization of principal. The principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. We expect to originate portfolio investments to a greater extent over time and may generate revenue from origination or structuring fees. In addition, we may generate revenue in the form of commitment or diligence fees, fees for providing managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will include the payment of: (i) investment advisory fees to our investment adviser, Solar Capital Partners, pursuant to our Investment Advisory and Management Agreement; (ii) the allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement; and (iii) other operating expenses as detailed below. Our investment advisory fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Investment Advisory and Management Agreement.” We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•

all other expenses incurred by either Solar Capital Management or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Hedging

To the extent that any of our senior loans and other investments are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in connection with settling them will be borne by us.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and the Concurrent Private Placement and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. Government securities and other high-quality debt investments that mature in one year or less.

In addition, we have received commitments to enter into the Senior Credit Facility, which will become effective shortly after completion of this offering. The Senior Credit Facility is expected to initially provide for borrowings up to $210 million, which may be increased up to $600 million, and expires in March 2016. Base rate borrowings under the Senior Credit Facility will bear interest at LIBOR plus 2.25%.

Our primary use of funds will be investments in portfolio companies, cash distributions to holders of our common stock, and the payment of operating expenses, including debt service. Immediately after this offering, assuming an initial offering price of $20.00 per share, we expect to have cash resources of approximately $158 million and no indebtedness. This amount does not take into account the exercise of the underwriters’ over-allotment option. See “Use of Proceeds.”

Distribution Policy

Subsequent to the completion of this offering, and to the extent that we have income available, we intend to distribute monthly dividends to our stockholders, beginning after our first full quarter following the completion of this offering. Prior to that time, to the extent that we have income available, we intend to distribute a quarterly dividend to our stockholders for our first full quarter following completion of this offering. The amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code beginning with our 2011 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year; (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and, (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retained and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Senior Credit Facility

We have received commitments to enter into the Senior Credit Facility, which will become effective shortly after completion of this offering. The Senior Credit Facility is expected to initially provide for borrowings up to $210 million, and expires in March 2016. Base rate borrowings under the Senior Credit Facility will bear interest at LIBOR plus 2.25%. The facility size may be increased up to $600 million with additional new lenders or the increase in commitments of current lenders. The Senior Credit Facility contains certain customary affirmative and negative covenants and events of default, including the occurrence of a change of control. In addition, the Senior Credit Facility contains certain financial covenants that among other things, requires us to maintain a minimum stockholder’s equity and a minimum debt to total assets ratio.

Other Contractual Obligations

We will have certain commitments pursuant to our Investment Advisory and Management Agreement that we have entered into with Solar Capital Partners. We have agreed to pay a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. Payments under the investment advisory and management agreement will equal to (1) a percentage of the value of our average gross assets and (2) a two-part incentive fee. See “Investment Advisory and Management Agreement.” We have also entered into a contract with Solar Capital Management, LLC to serve as our administrator. Payments under the Administration Agreement will equal to an amount based upon our allocable portion of Solar Capital Management’s overhead in performing its obligation under the agreement, including rent, fees, and other expenses inclusive of our allocable portion of the compensation of our chief financial officer and any administrative staff. See “Administration Agreement.”

Related Parties

We have entered into a number of business relationships with affiliated or related parties, including the following:

•

We have entered into an Investment Advisory and Management Agreement with Solar Capital Partners. Mr. Gross, our chairman and chief executive officer, is the managing member and a senior investment professional of, and has financial and controlling interests in, Solar Capital Partners. In addition, Mr. Spohler, our chief operating officer is a partner and a senior investment professional of, and has financial interests in, Solar Capital Partners.

•

Solar Capital Management provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement. We reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief compliance officer, our chief financial officer and any administrative support staff. Solar Capital Partners, our investment adviser, is the sole member of and controls Solar Capital Management.

•

We have entered into a license agreement with Solar Capital Partners, pursuant to which Solar Capital Partners has granted us a non-exclusive, royalty-free license to use the name “Solar Senior Capital.”

In addition, Solar Capital Partners presently serves as investment adviser to Solar Capital, a publicly-traded business development company with over $1.25 billion of investable capital that investments primarily in the mezzanine debt and equity securities of middle-market leveraged companies similar to those we intend to target for investment. In addition, Michael S. Gross, our chairman and chief executive officer, Bruce Spohler, our chief operating officer, and Nicholas Radesca, our chief financial officer, serve in similar capacities for Solar Capital. Solar Capital Partners and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. Solar Capital Partners and its affiliates may determine that an investment is appropriate for us and for Solar Capital or one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Solar Capital Partners or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Solar Capital Partners’ allocation procedures. In addition, we have adopted a formal code of ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Maryland General Corporation Law.

BUSINESS

Solar Senior Capital

We are a newly organized externally managed finance company. We were formed in December 2010 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. We intend to elect to be treated as a business development company under the 1940 Act prior to the pricing of this offering. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code.

Our investment objective is to seek to maximize current income consistent with the preservation of capital. We will seek to achieve our investment objective by investing primarily in senior loans. We may also invest in debt of public companies that are thinly traded. Under normal market conditions, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) will be invested in senior loans.

Senior loans typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily LIBOR, plus a premium. Senior loans in which we expect to invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior loans typically are rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities, and may be considered “high risk” compared to debt instruments that are rated above investment grade.

We expect to invest in senior loans made primarily to private leveraged middle market companies with approximately $20 million to $60 million of EBITDA. Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. We expect that our investments will generally range between $5 million and $30 million each, although we expect that this investment size will vary proportionately with the size of our capital base. In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These opportunistic investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States. We may invest up to 30% of our total assets in such opportunistic investments, including senior loans issued by non-U.S. issuers, subject to compliance with our regulatory obligations as a business development company under the 1940 Act. See “Regulation as a Business Development Company.”

We will be managed by Solar Capital Partners. Solar Capital Management will provide the administrative services we expect to be necessary for us to operate. We believe that our ability to leverage the existing investment management and administrative support platforms of Solar Capital Partners and Solar Capital Management, respectively, will enable us to operate more efficiently and with lower overhead costs than other newly formed funds of comparable size.

In addition, we have received commitments to enter into the Senior Credit Facility, which is expected to become effective shortly after completion of this offering. The Senior Credit Facility is expected to initially provide for borrowings up to $210 million, which may be increased up to $600 million, and is expected to expire in March 2016. Base rate borrowings under the Senior Credit Facility are expected to bear interest at LIBOR plus 2.25%.

About Solar Capital Partners

Solar Capital Partners is controlled by Michael S. Gross, our chairman and chief executive officer, and is led by Mr. Gross and Bruce Spohler, our chief operating officer, and is supported by a team of dedicated investment professionals, including Brian Gerson, Cedric Henley and David Mait. We refer to Messrs. Gross, Spohler, Gerson, Henley and Mait as Solar Capital Partners’ senior investment professionals. Solar Capital Partners’ investment team has extensive experience in the private equity and leveraged lending industries, as well as significant contacts with financial sponsors operating in those industries.

In addition, Solar Capital Partners presently serves as investment adviser to Solar Capital, a publicly traded business development company with over $1.25 billion of investable capital that invests in mezzanine debt and equity securities of leveraged middle-market companies similar to those we intend to target for investment. The investment team led by Messrs. Gross and Spohler has invested approximately $2.0 billion in 62 different portfolio companies for Solar Capital and its predecessor fund, which investments involved an aggregate of more than 50 different financial sponsors, through December 31, 2010. Since Solar Capital’s inception, these investment professionals have used their relationships in the middle-market financial sponsor and financial intermediary community to originate direct investment opportunities.

Mr. Gross has over 20 years of experience in the mezzanine lending, private equity and distressed debt businesses and has been involved in originating, structuring, negotiating, consummating and managing mezzanine lending, private equity and distressed debt transactions. Prior to his current role as chairman and chief executive officer of Solar Capital, Mr. Gross founded Apollo Investment Corporation, a publicly traded business development company. He served as its chairman from February 2004 to July 2006 and its chief executive officer from February 2004 to February 2006. Under his management, Apollo Investment Corporation raised approximately $930 million in gross proceeds in an initial public offering in April 2004, built a dedicated investment team and infrastructure and invested approximately $2.3 billion in over 65 companies in conjunction with 50 different private equity sponsors. Mr. Gross is also a founder and a former senior partner of Apollo Management, L.P., a leading private equity firm. During his tenure at Apollo Management, L.P., Mr. Gross was a member of the investment committee that was responsible for overseeing more than $13 billion of investments in over 150 companies.

Mr. Gross also currently serves on the boards of directors of four public companies, and in the past has served on the boards of directors of more than 20 public and private companies. As a result, Mr. Gross has developed an extensive network of private equity sponsor relationships as well as relationships with management teams of public and private companies, investment bankers, attorneys and accountants that we believe should provide us with significant business opportunities.

We also rely on the more than 20 years of experience of Mr. Spohler, who currently serves as our chief operating officer and as the chief operating officer of Solar Capital and has been a partner of Solar Capital Partners since inception. Previously, Mr. Spohler was a managing director and a former co-head of U.S. Leveraged Finance for CIBC World Markets. He held numerous senior roles at CIBC World Markets, including serving on the U.S. Management Committee, Global Executive Committee and the Deals Committee, which approves all of CIBC World Markets’ U.S. corporate finance debt capital decisions. During Mr. Spohler’s tenure, he was responsible for senior loan, high yield and mezzanine origination and execution, as well as CIBC World Markets’ below investment grade loan portfolio in the United States. As a co-head of U.S. Leveraged Finance, Mr. Spohler oversaw over 300 capital raising and merger and acquisition transactions, comprising over $40 billion in market capitalization.

In addition to Messrs. Gross and Spohler, Solar Capital Partners’ senior investment professionals include Messrs. Gerson, Henley and Mait, each of whom has extensive experience in originating, evaluating and structuring investments in the types of middle-market companies we intend to target. Solar Capital Partners’ senior investment professionals have an average of over 20 years of experience in the private equity and leveraged lending industries.

Solar Capital Partners’ senior investment professionals have been active participants in the primary and secondary leveraged credit markets throughout their careers. They have effectively managed portfolios of senior loans and mezzanine debt as well as other investment types. The depth of their experience and credit market expertise has led them through various stages of the economic cycle as well as several market disruptions.

Market Opportunity

Solar Senior Capital intends to invest primarily in senior loans of private middle-market leveraged companies organized and located in the United States. We believe that the size of this market, coupled with the demands of these companies for flexible sources of capital at attractive terms and rates, create an attractive investment environment for us.

•

Disruptions within the credit markets have reduced middle-market companies’ access to the capital markets for senior debt.    While many middle-market companies were previously able to raise senior debt financing through traditional large financial institutions, we believe this approach to financing will become more difficult as implementation of U.S. and international financial reforms, such as Basel 3, are expected to limit the capacity of large financial institutions to hold non-investment grade leveraged loans on their balance sheets. We believe that many of these financial institutions have de-emphasized their service and product offerings to middle-market companies in particular. In addition, we believe that the recent decline in the formation of new collateralized loan obligation, or CLO, vehicles coupled with the upcoming expiration of the investment periods of the majority of existing CLOs by the end of 2011, have and will continue to restrict available capital for new middle-market senior loan originations.

•

There is a large pool of uninvested private equity capital likely to seek additional senior debt capital to finance strategic transactions.    We believe there is a large pool of uninvested private equity capital available to middle-market companies. We expect that middle-market private equity firms will continue to invest the approximately $195 billion raised since 2000 in middle-market companies and that these private equity firms will seek to support their investments with senior loans from other sources, such as Solar Senior Capital. Additionally, over $12.1 billion was raised by middle-market sponsors during 2010, which we believe demonstrates the continued appetite for middle-market acquisitions that will need senior debt financing.

•

The significant amount of leveraged loans maturing through 2015 will provide additional demand for senior debt capital.    Although many companies were able to refinance or amend their senior debt obligations during 2010, there remains over $325 billion of anticipated leveraged loans maturing before the end of 2015. We believe that the majority of the companies able to access the markets during 2010 were larger companies and thus the need to refinance capital structures of middle-market companies will remain particularly robust.

•

Investing in private middle market senior secured debt provides an attractive risk reward profile.    In general, terms for illiquid, middle-market leveraged loans have been more attractive than leveraged loans for larger corporations which are typically more liquid. We believe this is because fewer institutions are able to invest in the illiquid asset class. In 2010, on average, the total debt to EBITDA ratio for middle-market LBOs was 4.2x, versus 4.7x for large capitalization LBOs. In addition, in 2010, the average discounted spread between mid-market loans over large-cap loans was approximately 2.6%. From 1995 through 2010, 3.6% of leveraged loans issued in tranches under $100 million in total aggregate amount defaulted and 7.0% of leveraged loans issued in tranches between $100 million and $249 million in total aggregate amount defaulted, versus a default rate of 7.6% on loan tranches $500 million or greater in total aggregate amount. Middle-market loans have also exhibited higher average recovery rates than all loans in the aggregate. We believe that middle-market companies in which we intend to invest will generally have loan tranches of less than $250 million. We also believe that the average new issue yield for leveraged loans made to middle-market companies is currently significantly higher than the yield for newly-issued loans made to companies with annual revenues above $1 billion.

•

The decrease in competition and continued robust supply provide us with significant leverage in negotiating terms for private middle-market senior debt financings.    Due to the factors listed above, we believe we will be able to negotiate favorable terms. Such favorable terms may include higher debt yields with LIBOR floors and lower leverage levels with more significant covenant protection than typical transactions involving larger companies.

Therefore, we believe that there is an opportunity to invest in senior loans of leveraged companies and that we are well positioned to serve this market.

Competitive Advantages

We believe that we have the following competitive advantages over other providers of senior financing to leveraged companies:

Management Expertise

As managing partner, Mr. Gross has principal management responsibility for Solar Capital Partners, to which he currently dedicates substantially all of his time. Mr. Gross has over 20 years of experience in leveraged finance, private equity and distressed debt investing. Mr. Spohler, our chief operating officer and a partner of Solar Capital Partners, has over 20 years of experience in evaluating and executing leverage finance transactions. We believe that Messrs. Gross and Spohler have developed a strong reputation in the capital markets, and that this experience provides us with a competitive advantage in identifying and investing in leveraged companies with the potential to generate returns. We believe that our investment team has extensive experience in the private equity and leveraged lending industries, as well as significant contacts with financial sponsors operating in those industries. We believe that our investment team has a proven track record of valuing companies and assets and negotiating transactions.

In addition to Messrs. Gross and Spohler, Solar Capital Partners’ senior investment professionals include Messrs. Gerson, Henley and Mait, each of whom has extensive experience in originating, evaluating and structuring investments in the types of middle-market companies we currently target. Solar Capital Partners’ senior investment professionals have an average of over 20 years of experience in the private equity and leveraged lending industries.

Throughout their careers, Solar Capital Partners’ senior investment professionals have been active participants in the primary and secondary leveraged credit markets, managing portfolios of senior and mezzanine debt as well as other investment types. The depth of their experience and credit market expertise has led them through various stages of the economic cycle as well as several market disruptions.

Proprietary Sourcing and Origination

We believe that Solar Capital Partners’ senior investment professionals’ longstanding relationships with financial sponsors, commercial and investment banks, management teams and other financial intermediaries provide us with a strong pipeline of origination opportunities. We believe the broad expertise of Solar Capital Partners’ senior investment professionals and their ability to draw upon their average of 20 years of investment experience enable us to identify, assess and structure investments successfully. We expect to continue leveraging the over 100 relationships with middle-market sponsors that Solar Capital Partners’ investment team established while sourcing and originating investments for Solar Capital, which will give us access to deals that are not available through large syndication processes.

We believe our investment team’s strong relationship network will be enhanced by the collaborative role Solar Senior Capital intends to play in the private equity industry, similar to our investment team’s efforts on behalf of Solar Capital. Similar to Solar Capital, we will offer tailored solutions to our portfolio companies, and we believe that this role will provide us with greater deal flow as opposed to being viewed as a competitor bidding for control stakes. Because Solar Senior Capital is not associated with a private equity firm, we will not be precluded from partnering with most of the top tier financial sponsors.

These direct investments will enable us to perform more in-depth due diligence and play an active role in structuring financings. We believe that effectuating the transaction terms and having greater insight into a portfolio company’s operations and financial picture will assist Solar Senior Capital in minimizing downside potential, while reinforcing Solar Senior Capital as a trusted partner who delivers comprehensive financing solutions. For example, Solar Capital Partners has sourced investments in 62 different portfolio companies for Solar Capital and its predecessor fund, which investments involved an aggregate of more than 50 different financial sponsors, through December 31, 2010.

Greater Flexibility of Capital Versus Many of Our Competitors

While we will be subject to significant regulation as a business development company, we are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we believe that we can be more flexible than such lending institutions in selecting and structuring investments, adjusting investment criteria and transaction structures. We believe financial sponsors, management teams and investment banks see this flexibility as a benefit, making us an attractive financing partner for senior debt. We believe that this approach will enable us to procure attractive senior loan investment opportunities throughout the economic cycle so that we can make investments consistent with our stated investment objective even during turbulent periods in the capital markets.

Emphasis on Achieving Strong Risk-Adjusted Returns

Solar Capital Partners uses a disciplined investment and risk management process that emphasizes a fundamental research and analysis framework. Solar Capital Partners will seek to build our portfolio on a “bottom-up” basis, choosing and sizing individual positions based on their relative risk/reward profiles as a function of the associated downside risk, volatility, correlation with the existing portfolio and liquidity. At the same time, Solar Capital Partners will seek to take into consideration a variety of factors in managing our portfolio and impose portfolio-based risk constraints promoting a more diverse portfolio of investments and limiting issuer and industry concentration. Our value-oriented investment philosophy will focus on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we plan to be highly selective in deploying our capital and will not pursue short-term origination targets over our long-term strategies. We believe this approach will enable us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through Solar Capital Partners, will conduct due diligence processes that draw upon investment experience, industry expertise and network of contacts of our senior investment professionals, as well as the other members of our investment team. Among other things, our due diligence will focus on asset coverage, as well as a prospective portfolio company’s ability to meet its debt service obligations. We will also focus on downside protection and preservation of capital throughout the structuring process.

Deep Industry Focus with Substantial Information Flow

We will concentrate our investing activities in industries characterized by strong cash flow and in which Solar Capital Partners’ investment professionals have deep investment experience. As a result of their investment experience, Messrs. Gross and Spohler, together with Solar Capital Partners’ other investment professionals, have long-term relationships with management consultants and management teams in the industries we intend to target, as well as substantial information concerning those industries. Solar Capital Partners’ investment team also has significant experience in evaluating and making investments in the industries we target. We believe that the in-depth experience of Solar Capital Partners’ investment team in investing throughout various stages of the economic cycle provides our investment adviser with access to ongoing market insights in addition to a powerful asset for investment sourcing.

Longer Investment Horizon

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that the capital of these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles enables us to invest in private middle-market senior debt, which we believe provides a more attractive risk-return profile than the liquid senior debt market for larger companies. We also believe our longer investment horizon enables us to be a better long-term partner for our portfolio companies.

Investment Strategy

Solar Senior Capital will seek to create a diverse portfolio of senior loans by investing approximately $5 to $40 million of capital, on average, in the securities of leveraged companies, including middle-market companies. We may also invest in debt of public companies that are thinly traded. Under normal market conditions, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) will be invested in senior loans.

Senior loans typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily LIBOR, plus a premium. Senior loans in which we intend to invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior loans typically are rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities, and may be considered “high risk” compared to debt instruments that are rated above investment grade. Senior secured loans, however are generally less risky than subordinated debt, bearing lower leverage, higher recovery statistics and over the past two years have yielded on average over 2% less than high yield bonds.

In addition to senior secured loans, we may invest a portion of our portfolio in opportunistic investments, which are not our primary focus, but are intended to enhance our returns to stockholders. These investments may include similar direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States. We may invest up to 30% of our total assets in such opportunistic investments, including senior loans issued by non-U.S. issuers, subject to compliance with our regulatory obligations as a business development company under the 1940 Act. See “Regulation as a Business Development Company.”

We intend to borrow funds to make investments, and may elect to do so before we have fully invested the proceeds of this offering. In particular, in connection with the completion of this offering, we intend to enter into the Senior Credit Facility, which will provide us with access to $210 million in available borrowings. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in management fees payable to our investment adviser, Solar Capital Partners, will be borne by our common stockholders. Although we do not presently intend to do so during the twelve months following completion of this offering, we may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act. We will not be generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of Solar Senior Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We do not presently intend to issue our common stock at a price below the then-current net asset value per share of our common stock during the twelve months following completion of this offering.

Additionally, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans.

Moreover, we may acquire investments in the secondary market and, in analyzing such investments, we will employ the same analytical process as we use for our primary investments.

We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Our principal focus will be to provide senior secured loans, including first lien, unitranche and second lien loans, to private middle-market companies in a variety of industries. We will generally seek to target companies that generate positive cash flows. We will generally seek to invest in companies from the broad variety of industries in which our investment adviser has direct expertise. The following is a representative list of the industries in which we may invest.

•Aerospace and defense

•Automotive

•Banking

•Beverage, food and tobacco

•Broadcasting and entertainment

•Business services

•Cable television

•Cargo transport

•Chemicals, plastics and rubber

•Consumer finance

•Consumer services

•Containers, packaging and glass

•Direct marketing

•Distribution

•Diversified/conglomerate manufacturing

•Diversified/conglomerate services

•Education

•Electronics

•Energy/utilities

•Equipment rental

•Farming and agriculture

•Finance

•Healthcare, education and childcare

•Home and office furnishing, consumer products

•Hotels, motels, inns and gaming

•Industrial

•Infrastructure

•Insurance

•Leisure, motion pictures and entertainment

•Logistics

•Machinery

•Media

•Mining, steel and nonprecious metals

•Oil and gas

•Personal, food and misc. services

•Printing, publishing and broadcasting

•Real estate

•Retail stores

•Specialty finance

•Technology

•Telecommunications

•Utilities

We may invest in other industries if we are presented with attractive opportunities.

Investment Selection Process

Solar Capital Partners utilizes a value-oriented investment philosophy with a focus on the preservation of capital and a commitment to managing downside exposure.

Portfolio Company Characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, not all of these criteria will be met by each prospective portfolio company in which we choose to invest.

Value Orientation/Positive Cash Flow.    Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. We intend to focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Additionally, we will look for companies with a demonstrated ability to de-lever. Typically, we would not invest in start-up companies or companies having speculative business plans.

Value of Assets.    The prospective value of the assets, if any, that collateralizes the loans in which we invest, will be an important factor in our credit analysis. Our analysis emphasizes both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases. In some of our senior loan transactions, the company’s fundings may be derived from a borrowing base determined by the value of the company’s assets.

Strong Competitive Position in Industry.    We will seek to invest in target companies that have developed leading market positions within their respective markets and are well positioned to capitalize on growth opportunities.

We will seek companies that demonstrate significant competitive advantages versus their competitors, which we believe should help to protect their market position and profitability.

Diversified Customer and Supplier Base.    We will seek to acquire businesses that have a diversified customer and supplier base. We believe that companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.

Growth.    We will seek to invest primarily in companies with strong prospects for growth. These companies are usually in stable industries or have a competitive advantage that creates the potential to increase market share.

Exit Strategy.    We will seek to predominantly invest in companies which provide multiple alternatives for an eventual exit. We will look for opportunities that provide an exit typically within three years of the initial capital commitment.

We will seek companies that we believe will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. We believe that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies represents a key means by which we will be able to exit from our investments over time.

In addition, we also will seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Experienced and Committed Management.    We will generally require that portfolio companies have an experienced management team. We plan to also require portfolio companies have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

Strong Sponsorship.    We will aim to invest alongside other sophisticated investors. We will seek to partner with successful financial sponsors who have historically generated high returns. We believe that investing in these sponsors’ portfolio companies enables us to benefit from their direct involvement and due diligence.

Due Diligence

In conducting due diligence, we will use publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers. We believe that our due diligence methodology will allow us to screen a high volume of potential investment opportunities on a consistent and thorough basis.

Our due diligence will typically include:

•	review of historical and prospective financial information;

•	review and valuation of assets;

•	research relating to the company’s management, industry, markets, products and services and competitors;

•	on-site visits;

•	discussions with management, employees, customers or vendors of the potential portfolio company;

•	review of senior loan documents; and

•	background investigations.

We will also expect to evaluate the private equity sponsor making the investment. A private equity sponsor is typically the controlling shareholder upon completion of an investment and as such is considered critical to the success of the investment. The equity sponsor is evaluated along several key criteria, including:

•	Investment track record;

•	Industry experience;

•	Capacity and willingness to provide additional financial support to the company through additional capital contributions, if necessary; and

•	Reference checks.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the investment will present the investment opportunity to Solar Capital Partners’ investment committee, which will then determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

The Investment Committee

All new investments will be required to be approved by a consensus of the investment committee of Solar Capital Partners, which is led by Messrs. Gross and Spohler. The members of Solar Capital Partners’ investment committee receive no compensation from us. Such members may be employees or partners of Solar Capital Partners and may receive compensation or profit distributions from Solar Capital Partners.

Investment Structure

Once we determine that a prospective portfolio company is suitable for investment, we will seek to work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We will seek to invest in portfolio companies primarily in the form of senior loans. These senior loans typically have current cash pay interest with some amortization of principal. Interest is typically paid on a floating rate basis, often with a floor on the LIBOR rate. We will generally seek to obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

Typically, we expect that our senior loans will have final maturities of four to seven years. However, we expect that our portfolio companies often may repay these loans early, generally within three years from the date of initial investment.

We will seek to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. We will seek to limit the downside potential of our investments by negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

We seek to hold most of our investments to maturity or repayment, but have the ability to sell our investments earlier.

Ongoing Relationships with Portfolio Companies

Monitoring.    Solar Capital Partners will monitor our portfolio companies on an ongoing basis. Solar Capital Partners will monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.

Solar Capital Partners has several methods of evaluating and monitoring the performance and fair value of our investments, which include the following:

•	Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Comparisons to other Solar Capital and Solar Senior Capital portfolio companies in the industry, if any; and

•	Review of monthly and quarterly financial statements, asset valuations, and financial projections for portfolio companies.

In addition to various risk management and monitoring tools, Solar Capital Partners will also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio.

We will use an investment rating scale of 1 to 4. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Involves the least amount of risk in our portfolio, the portfolio company is performing above expectations, and the trends and risk factors are generally favorable (including a potential exit)
2

Risk that is similar to the risk at the time of origination, the portfolio company is performing as expected, and the risk factors are neutral to favorable; all new investments are initially assessed a grade of 2

3	The portfolio company is performing below expectations, may be out of compliance with debt covenants, and requires procedures for closer monitoring
4	The investment is performing well below expectations and is not anticipated to be repaid in full

Solar Capital Partners will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, Solar Capital Partners will review these investment ratings on a quarterly basis, and our board of directors affirms such ratings.

Valuation Procedures

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with U.S. generally accepted accounting principles (“GAAP”) and the 1940 Act. We will generally value our assets on a quarterly basis, or more frequently if required under the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or board of directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals and review management’s preliminary valuations and make their own assessment for (a) each portfolio investment that, when taken together with all other investments in the same portfolio company, exceeds 10% of our total assets, plus available borrowings, as of the end of the most recently completed fiscal quarter, and (b) each portfolio investment that is presently in default; (iv) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

Our primary competitors provide financing to middle-market companies and include other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. However, we believe that there has been a reduction in the amount of debt capital available since the downturn in the credit markets, which began in mid-2007, and that this has resulted in a less competitive environment for making new investments. While many middle-market companies were previously able to raise senior debt financing through traditional large financial institutions, we believe this approach to financing will become more difficult as implementation of U.S. and international financial reforms, such as Basel 3, will limit the capacity of large financial institutions to hold non-investment grade leveraged loans on their balance sheets. We believe that many of these financial institutions have de-emphasized their service and product offerings to middle-market companies in particular.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We use the industry information available to Messrs. Gross and Spohler and the other investment professionals of Solar Capital Partners to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of Messrs. Gross and Spohler and the other investment professionals of our investment adviser enable us to learn about, and compete effectively for, financing opportunities with attractive leveraged companies in the industries in which we seek to invest.

Staffing

We do not currently have any employees. Mr. Gross, our chairman and chief executive officer, and Mr. Spohler, our chief operating officer, currently serve as the managing member and a partner, respectively, of our investment adviser, Solar Capital Partners. Nicholas Radesca, our chief financial officer and secretary, is an employee of Solar Capital Management, and performs his functions as chief financial officer under the terms of our Administration Agreement. Guy Talarico, our chief compliance officer, is the chief executive officer of Alaric Compliance Services, LLC, and performs his functions as our chief compliance officer under the terms of an agreement between Solar Capital Management and Alaric Compliance Services, LLC. Solar Capital Management has retained Mr. Talarico and Alaric Compliance Services, LLC pursuant to its obligations under our Administration Agreement.

Our day-to-day investment operations will be managed by Solar Capital Partners. Solar Capital Partners’ investment personnel currently consists of its senior investment professionals, Messrs. Gross, Spohler, Gerson, Henley and Mait, and a team of additional experienced investment professionals. Based upon its needs, Solar Capital Partners may hire additional investment professionals. In addition, we will reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer and any administrative support staff.

Properties

Our executive offices are located at 500 Park Avenue, New York, New York 10022, and are provided by Solar Capital Management in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of us, our investment adviser or administrator, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we, our investment adviser or administrator, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

MANAGEMENT

Our board of directors oversees our management. The board of directors currently consists of two members. Prior to the completion of this offering, we will elect three additional directors who are not “interested persons” of Solar Senior Capital Ltd. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors will also establish an audit committee and a nominating and corporate governance committee and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Michael S. Gross	49	Chief Executive Officer, President and Chairman of the Board of Directors	2010	2014
Bruce Spohler	50	Chief Operating Officer and Director	2010	2013

Independent Directors
Steven Hochberg	49	Director	2011	2013
David S. Wachter	47	Director	2011	2012
Leonard A. Potter	49	Director	2011	2014

The address for each of our directors is 500 Park Avenue, New York, New York 10022.

Executive Officers Who Are Not Directors

Name	Age	Position
Nicholas Radesca	45	Chief Financial Officer and Secretary
Guy Talarico	55	Chief Compliance Officer

The address for each of our executive officers is 500 Park Avenue, New York, New York 10022.

Biographical Information

Directors

Our directors will be divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the board of directors will identify certain desired attributes for director nominees. We believe each of our directors currently demonstrate high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. We believe each of our directors will also have sufficient time available to devote to the affairs of Solar Senior Capital, will be able to work with the other members of the board of directors and contribute to the success of Solar Senior Capital and will be able to represent the long-term interests of Solar Senior Capital’s stockholders as a whole. Our directors will be selected with the intent that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the date of this prospectus, that such individual should serve as a director of Solar Senior Capital, in light of Solar Senior Capital’s business and structure.

Interested Directors

Michael S. Gross has been the chairman of the board of directors, chief executive officer and president of Solar Senior Capital since December 2010. In addition, Mr. Gross served as the managing member, the chairman of the board of directors and the chief executive officer of Solar Capital LLC since its inception in February 2007, and has been the chairman of the board of directors since December 2007, and chief executive officer and president since November 2007, of Solar Capital, its successor fund. Mr. Gross also currently serves as the managing member of our investment adviser, Solar Capital Partners. From July 2006 through approximately the first quarter of 2009, Mr. Gross was a partner in Magnetar Capital Partners, LP. Between February 2004 and February 2006, Mr. Gross was the president and chief executive officer of Apollo Investment Corporation, a publicly traded business development company that he founded and on whose board of directors and investment committee he served as chairman from February 2004 to July 2006, and was the managing partner of Apollo Investment Management, L.P., the investment adviser to Apollo Investment Corporation. Apollo Investment Corporation invests primarily in middle-market companies in the form of senior secured and mezzanine loans as well as by making direct equity investments in such companies. Under his management, Apollo Investment Corporation raised approximately $930 million in gross proceeds in an initial public offering in April 2004 and invested approximately $2.3 billion in over 65 companies in conjunction with 50 different private equity sponsors. From 1990 to February 2006, Mr. Gross was a senior partner at Apollo Management, L.P., a leading private equity firm which he founded in 1990 with five other persons. Since its inception, Apollo Management, L.P. has invested more than $13 billion in over 150 companies in the United States and Western Europe. During his tenure at Apollo Management, L.P., Mr. Gross was a member of an investment committee that was responsible for overseeing such investments. In addition, from 2003 to February 2006, Mr. Gross was the managing partner of Apollo Distressed Investment Fund, an investment fund he founded to invest principally in non-control oriented distressed debt and other investment securities of leveraged companies. Prior to his time at Apollo Management, L.P., Mr. Gross was employed by Drexel Burnham Lambert Incorporated. From June 2006 to August 2008, Mr. Gross served as the chief executive officer, chairman of the board of directors and secretary of Marathon Acquisition Corp., a publicly traded special purpose acquisition company. Mr. Gross currently serves on the boards of directors of Saks, Inc., Global Ship Lease Inc., United Rentals, Inc. and Jarden Corporation, and in the past has served on the boards of directors, including in certain cases, in the capacity as a lead director, of more than 20 public and private companies. He is a founding member, and serves on the executive committee, of the Youth Renewal Fund, is the chairman of the board of Mt. Sinai Children’s Center Foundation, and serves on the Board of Trustees of The Trinity School and the Board of Directors of New York Road Runners. Mr. Gross holds a B.B.A. in accounting from the University of Michigan and an M.M. from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Gross’ intimate knowledge of the business and operations of Solar Senior Capital, extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of other public and private companies not only gives the board of directors valuable insight but also positions him well to continue to serve as the chairman of our board of directors.

Bruce Spohler has been the chief operating officer and a director of Solar Senior Capital since December 2010. In addition, Mr. Spohler served as a senior vice president of Solar Capital LLC from its inception in February 2007, and has been a director since September 2009, and the chief operating officer since December 2007, of Solar Capital, its successor fund. Mr. Spohler also currently serves as a partner of our investment adviser, Solar Capital Partners. Previously, Mr. Spohler was a managing director and a former co-head of U.S. Leveraged Finance for CIBC World Markets. He held numerous senior roles at CIBC World Markets, including serving on the U.S. Management Committee, Global Executive Committee and the Deals Committee, which approves all of CIBC World Markets’ U.S. corporate finance debt capital decisions. During his tenure, he was responsible for senior loan, high yield and mezzanine origination and execution, as well as CIBC World Markets’

below investment grade loan portfolio in the U.S. As a co-head of U.S. Leveraged Finance, he oversaw over 300 capital raising and merger and acquisition transactions, comprising over $40 billion in market capitalization. He joined CIBC World Markets in 1995 when it acquired The Argosy Group, of which Mr. Spohler was a founding member and managing director. Founded in 1990, The Argosy Group was a middle-market financing business, in which Mr. Spohler and other principals of The Argosy Group raised third party capital as well as invested alongside their financial sponsor clients. Prior to The Argosy Group, Mr. Spohler was employed by Drexel Burnham Lambert Incorporated. Mr. Spohler earned a B.S. from Syracuse University and an M.M. from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Spohler’s depth of experience in managerial positions in investment management, leveraged finance and financial services, as well as his intimate knowledge of Solar Senior Capital’s business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters.

Independent Directors

Steven Hochberg has been a director of Solar Senior Capital since January 2011. Mr. Hochberg has been a director of Solar Capital LLC from its inception in February 2007, and has been a director of Solar Capital since November 2007, its successor entity. Mr. Hochberg is the founder of Ascent Biomedical Ventures, a New York based venture investor in biomedical technology companies including medical devices and drugs. Since 1992, Mr. Hochberg has also been an active founder of early-stage medical technology companies, including Biomerix Corporation, Eminent Research Systems Inc., Clinsights, Inc., Med-E-Systems/AHT Corporation, and Physicians Online. Mr. Hochberg is the chairman of the board of directors of Biomerix Corporation, Crosstrees Medical, Inc. and Ouroboros, Inc., and serves on the board of directors of Synecor, LLC. Previously, Mr. Hochberg was an investment banker with Alex. Brown & Sons and a strategy consultant with Bain & Company in the technology and healthcare areas. Currently, Mr. Hochberg is a member of the Board of Trustees and Vice Chairman of Continuum Health Partners, one of the largest non-profit hospital systems in New York City. Mr. Hochberg is also a member of the Board of Governors of the New York Academy of Sciences. Mr. Hochberg holds a B.B.A. from the University of Michigan and an M.B.A. from Harvard Business School. Mr. Hochberg’s varied experience in investing in medical technology companies provides the board of directors with particular knowledge of this field, and his role as chairman of other companies’ board of directors brings the perspective of a knowledgeable corporate leader.

Leonard A. Potter has been a director of Solar Senior Capital since January 2011. Mr. Potter has been a director of Solar Capital since September 2009. Mr. Potter is currently the Chief Investment Officer of Salt Creek Hospitality, a private acquirer and owner of hospitality related assets. From December 2002 through July 2009, Mr. Potter was a Managing Director for Soros Private Equity at Soros Fund Management LLC (“SFM”) where, from May 2005 through July 2009, Mr. Potter served as co-head of the Private Equity group and a member of the Private Equity Investment Committee. From September 1998 until joining SFM in 2002, Mr. Potter was a Managing Director of Alpine Consolidated LLC, a private merchant bank, and from April 1996 through September 1998, Mr. Potter founded and served as a Managing Director of Capstone Partners LLC, a private merchant bank. Prior to founding Capstone Partners, Mr. Potter was an attorney specializing in mergers, acquisitions and corporate finance at Morgan, Lewis & Bockius and Willkie Farr & Gallagher. Mr. Potter is currently a member of the board of directors of Next BDC Capital Corp., a newly-formed closed-end management investment company that has filed a notice of its intention to elect to be regulated as a business development company, and 57th Street General Acquisition Corp. (“SQTC”), a special purpose acquisition company; has previously served as a board member of several other public companies and currently serves on the boards of several private companies. Mr. Potter has a B.A. from Brandeis University and a J.D. from the Fordham University School of Law. Mr. Potter’s experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues. In addition, his tenure in private equity investing and service as a director of both public and private companies provide industry-specific knowledge and expertise to the board of directors.

David S. Wachter has been a director of Solar Senior Capital since January 2011. Mr. Wachter has been a director of Solar Capital LLC from its inception in February 2007, and has been a director of Solar Capital since November 2007, its successor entity. Mr. Wachter is a founding partner, managing director and president of W Capital Partners. W Capital Partners is a private equity fund manager that acquires direct private equity portfolios in the secondary market. W Capital Partners manages over $1 billion of capital and is a leading participant in providing private equity firms, financial institutions and corporations with a liquidity alternative for their private equity investments. Prior to founding W Capital Partners, Mr. Wachter was a managing director at Jefferies & Co. from 1999 to 2001, a founding partner and managing director at C.E. Unterberg, Towbin from 1990 to 1999 and an investment banker at Lehman Brothers from 1986 to 1990. Mr. Wachter has a B.S. in Engineering, with a major in Computer Science and Applied Mathematics, from Tufts University and an M.B.A. from New York University Graduate School of Business. Mr. Wachter’s extensive knowledge of private equity and investment banking provide the board of directors with the valuable insight of an experienced financial manager.

Executive Officers Who Are Not Directors

Nicholas Radesca CPA has been the chief financial officer and secretary of Solar Senior Capital since December 2010. In addition, Mr. Radesca was the chief financial officer of Solar Capital LLC from March 2008 and has been the chief financial officer and secretary of Solar Capital, its successor fund, since March 2008 and October 2009, respectively. Mr. Radesca joined Solar Capital from iStar Financial Inc. where he served from 2006 to 2008 as the chief accounting officer. His responsibilities at iStar Financial Inc., a publicly traded, diversified commercial real estate company, encompassed all aspects of accounting, tax and SEC reporting. Prior to iStar Financial Inc., Mr. Radesca was the vice president of financial reporting at Fannie Mae from 2005 to 2006 where he oversaw SEC, regulatory and internal reporting. From 2002 to 2005, he served as director of external reporting at Del Monte Foods Company, where he managed both the corporate accounting policy and the SEC reporting functions. Mr. Radesca also previously served as the vice president of financial reporting at Providian Financial from 1999 to 2002, where he was responsible for SEC reporting and accounting for securitizations and derivatives. He began his financial services career at Bank of America working in the mortgage and capital markets accounting groups. Mr. Radesca has more than 15 years of experience in accounting, tax and SEC reporting and is a licensed Certified Public Accountant. Mr. Radesca has a B.S. in Accounting from New York Institute of Technology and an M.B.A. from The California State University, East Bay.

Guy Talarico has been the chief compliance officer of Solar Senior Capital since December 2010. In addition, Mr. Talarico has been the chief compliance officer of Solar Capital since July 2008. Mr. Talarico founded and has served as chief executive officer of Alaric Compliance Services, LLC, (successor to EOS Compliance Services LLC) since June 2004. Mr. Talarico currently serves as chief compliance officer for a number of funds and investment advisers, including Keeley Funds Inc., The FBR Funds and PennantPark Investment Corporation. Prior to founding EOS Compliance Services LLC, Mr. Talarico served as the Senior Director of the Institutional Custody Division at Investors Bank & Trust Company from 2001 to 2004. Immediately prior to that, Mr. Talarico worked at JPMorgan Chase Bank where he was a Division Executive for Commercial Investment and Retirement Services in its Investment Services Group from 1995 to 2001. Mr. Talarico holds a B.S. ChE from Lehigh University, an M.B.A. from Fairleigh Dickinson University and a J.D. from New York Law School.

Board Leadership Structure

Our board of directors monitors and performs an oversight role with respect to the business and affairs of Solar Senior Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Solar Senior Capital. Among other things, our board of directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under Solar Senior Capital’s bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Solar Senior Capital at such times.

Presently, Mr. Gross serves as the chairman of our board of directors. Mr. Gross is an “interested person” of Solar Senior Capital as defined in Section 2(a)(19) of the 1940 Act because he is the president and chief executive officer of Solar Senior Capital, serves on the investment committee of our investment adviser and is the managing member of our investment adviser. We believe that Mr. Gross’ history with Solar Senior Capital, familiarity with its investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our board of directors. We believe that Solar Senior Capital is best served through this existing leadership structure, as Mr. Gross’ relationship with Solar Senior Capital’s investment adviser provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors will meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We will re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet Solar Senior Capital’s needs.

Board’s Role In Risk Oversight

Our board of directors is expected to perform its risk oversight function primarily through (a) its two standing committees, the audit committee and the nominating and corporate governance committee, which will report to the entire board of directors and will be comprised solely of independent directors, and (2) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee and the nominating and corporate governance committee will assist the board of directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities will include overseeing Solar Senior Capital’s accounting and financial reporting processes, Solar Senior Capital’s systems of internal controls regarding finance and accounting, and audits of Solar Senior Capital’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities will include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

Our board of directors will also perform its risk oversight responsibilities with the assistance of the chief compliance officer. The board of directors expects to annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of Solar Senior Capital and its service providers. The chief compliance officer’s annual report will seek to address at a minimum (a) the operation of the compliance policies and procedures of Solar Senior Capital and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

We believe that our board’s role in risk oversight will be effective, and appropriate given the extensive regulation to which we will already be subject as a BDC. As a BDC, we will be required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness will be limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we will generally have to invest at least 70% of our total assets in “qualifying assets” and we will not generally be permitted to invest in any portfolio company in which one of our affiliates currently has an investment. See “Regulation as a Business Development Company.”

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We will re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet Solar Senior Capital’s needs.

Committees of the Board of Directors

An audit committee and a nominating and corporate governance committee will be established by our board of directors. All directors will be expected to attend at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include selecting the independent registered public accounting firm for Solar Senior Capital, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Solar Senior Capital’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Solar Senior Capital’s annual financial statements and periodic filings and receiving Solar Senior Capital’s audit reports and financial statements. The audit committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The audit committee is responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The audit committee is currently composed of Messrs. Hochberg, Wachter and Potter, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Solar Senior Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Hochberg serves as chairman of the audit committee. Our board of directors has determined that Mr. Hochberg is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Hochberg meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors. The members of the nominating and corporate governance committee are Messrs. Hochberg,

Wachter and Potter, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Solar Senior Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Wachter serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, Solar Senior Capital and its stockholders. In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs of Solar Senior Capital;

•	are able to work with the other members of the board of directors and contribute to the success of Solar Senior Capital;

•	can represent the long-term interests of Solar Senior Capital’s stockholders as a whole; and

•	are selected such that the board of directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a board of directors that best serves the needs of Solar Senior Capital and the interest of its shareholders.

Compensation of Directors

Our independent directors will receive an annual fee of $50,000. They will also receive $1,250 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting attended in person and $500 for each telephonic meeting and will receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee will receive an annual fee of $3,750 and each chairman of any other committee will receive an annual fee of $1,250 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” of Solar Senior Capital, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from Solar Senior Capital. Mr. Radesca, our chief financial officer and secretary and, through Alaric Compliance Services, LLC, Guy Talarico, our chief compliance officer, are paid by Solar Capital Management, subject to reimbursement by us of an allocable portion of such compensation for services rendered by such persons to Solar Senior Capital. To the extent that Solar Capital Management outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to Solar Capital Management.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Solar Senior Capital shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, Solar Capital Partners, and its investment committee, which is led by Messrs. Gross and Spohler. For more information regarding the business experience of Messrs. Gross and Spohler, see “Management — Board of Directors and Executive Officers — Interested Directors.” Solar Capital Partners’ investment committee must approve each new investment that we make. The members of Solar Capital Partners’ investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, Messrs. Gross and Spohler, through their financial interests in Solar Capital Partners, will be entitled to a portion of any investment advisory fees paid by Solar Senior Capital to Solar Capital Partners.

Investment Personnel

Solar Capital Partners’ investment team currently consists of its senior investment professionals, Messrs. Gross, Spohler, Gerson, Henley and Mait, and additional experienced investment professionals. We consider Messrs. Gross and Spohler, who lead Solar Capital Partners’ investment committee, to be our portfolio managers.

In addition to managing our investments, as of September 30, 2010, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets(1)
Solar Capital Ltd.	Business development company	Primarily mezzanine debt and equity investments in middle-market leveraged companies	$1,270

(1)	Gross assets are calculated as of September 30, 2010, and are rounded to the nearest million.

The table below shows the dollar range of shares of common stock we estimate will be beneficially owned by each of our portfolio managers subsequent to completion of this offering.

Name of Portfolio Manager	Dollar Range of Equity Securities in Solar Senior Capital(1)(2)
Michael S. Gross	Over $1 million
Bruce Spohler	Over $1 million

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or Over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in us is based on an initial offering price per share of our common stock of $20.00.

Compensation

None of Solar Capital Partners’ investment professionals receive any direct compensation from us in connection with the management of our portfolio. Messrs. Gross and Spohler, through their financial interests in Solar Capital Partners, are entitled to a portion of any profits earned by Solar Capital Partners, which includes any fees payable to Solar Capital Partners under the terms of our Investment Advisory and Management Agreement, less expenses incurred by Solar Capital Partners in performing its services under our Investment Advisory and Management Agreement.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management Services

Solar Capital Partners will serve as our investment adviser subsequent to completion of this offering. Solar Capital Partners is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our investment adviser will manage the day-to-day operations of, and provide investment advisory and management services to, Solar Senior Capital. Under the terms of our Investment Advisory and Management Agreement, Solar Capital Partners will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	close and monitor the investments we make; and

•	provide us with other investment advisory, research and related services as we may from time to time require.

Solar Capital Partners’ services under the Investment Advisory and Management Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In particular, Solar Capital Partners currently serves as investment adviser to Solar Capital, and will continue to serve in such capacity subsequent to completion of this offering.

Management Fee

Pursuant to the Investment Advisory and Management Agreement, we have agreed to pay Solar Capital Partners a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 1.00% of our gross assets. Solar Capital Partners, however, has agreed to waive the portion of the base management fee payable on any net proceeds of this offering and the Concurrent Private Placement that have not yet been invested in portfolio investments, exclusive of any temporary investments in cash, cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of investment. For services rendered under the Investment Advisory and Management Agreement, the base management fee will be payable quarterly in arrears. The base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee has two parts, as follows: one is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Solar Capital Management, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.00% base management fee. We pay Solar Capital Partners an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•

50% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.9167% in any calendar quarter (11.67% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.9167%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with approximately 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.9167% in any calendar quarter; and

•

20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.9167% in any calendar quarter (11.67% annualized) will be payable to Solar Capital Partners (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to Solar Capital Partners).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to Solar Capital Partners

These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of December 31, 2011 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of Solar Senior Capital.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate (1) = 1.75%

Management fee (2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.80%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate (1) = 1.75%

Management fee (2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.25%

Incentive fee = 50% × pre-incentive fee net investment income, subject to the “catch-up” (4)

= 50% × (2.25% – 1.75%)

= 0.25%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 4.00%

Hurdle rate (1) = 1.75%

Management fee (2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 3.55%

Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up” (4)

Incentive fee = 50% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.9167%))

Catch-up = 2.9167% – 1.75%

= 1.1667%

Incentive fee = (50% × 1.1667%) + (20% × (3.55% – 2.9167%))

= 0.58334% + (20% × 0.6333%)

= 0.58334% + 0.12667%

= 0.71001%

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(1)	Represents 7.00% annualized hurdle rate.
(2)	Represents 1.00% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of approximately 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.9167% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $6 million capital gains incentive fee

$30 million realized capital gains on sale of Investment A multiplied by 20%

•	Year 3: None

$5 million cumulative fee (20% multiplied by $25 million ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: $200,000 capital gains incentive fee

$6.2 million cumulative fee ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (previous capital gains fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on sale of Investment A less $5 million unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains incentive fee(1)

$6.4 million cumulative fee (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (previous capital gains fee paid in Year 2)

•	Year 4: None

•	Year 5: None

$5 million cumulative fee (20% multiplied by $25 million ($35 million cumulative realized capital gains less $10 million realized capital losses)) less $6.4 million (previous cumulative capital gains fee paid in Year 2 and Year 3)

(1)	As illustrated in Year 3 of Alternative 1 above, if Solar Senior Capital were to be wound up on a date other than December 31 of any year, Solar Senior Capital may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if Solar Senior Capital had been wound up on December 31 of such year.

Payment of Our Expenses

All investment professionals of the investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Solar Capital Partners. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•

all other expenses incurred by either Solar Capital Management or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Duration and Termination

The Investment Advisory and Management Agreement was initially approved by the board of directors of Solar Senior Capital on February 7, 2011. Unless earlier terminated as described below, the Investment Advisory and Management Agreement will remain in effect for a period of two years from the date it was approved by our board of directors and will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of Solar Senior Capital, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory and Management Agreement will automatically terminate in the event of its assignment. The Investment Advisory and Management Agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors — Risks Relating to Our Business and Structure — Our investment adviser can resign upon not more than 60 days’ notice.”

Indemnification

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Partners and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Solar Senior Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Solar Capital Partners’ services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of Solar Senior Capital.

Organization of the Investment Adviser

Solar Capital Partners is a Delaware limited liability company. The principal executive offices of Solar Capital Partners are located at 500 Park Avenue, New York, New York 10022.

Board Approval of the Investment Advisory and Management Agreement

A discussion regarding the basis for our board of director’s approval of our Investment Advisory and Management Agreement will be included in our first annual report on Form 10-K filed subsequent to any such board approval, or incorporated by reference therein.

ADMINISTRATION AGREEMENT

Solar Capital Management, LLC, a Delaware limited liability company, will serve as our administrator. The principal executive offices of Solar Capital Management are located at 500 Park Avenue, New York, New York 10022. Pursuant to an Administration Agreement, Solar Capital Management will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, Solar Capital Management will also perform, or oversee the performance of, our required administrative services, which will include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, Solar Capital Management will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholder, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement will be equal to an amount based upon our allocable portion of Solar Capital Management’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and any administrative support staff. Under the Administration Agreement, Solar Capital Management will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification from Solar Senior Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Solar Capital Management’s services under the Administration Agreement or otherwise as administrator for Solar Senior Capital.

LICENSE AGREEMENT

We have entered into a license agreement with Solar Capital Partners pursuant to which Solar Capital Partners has agreed to grant us a non-exclusive, royalty-free license to use the name “Solar Senior Capital.” Under this agreement, we have a right to use the Solar Senior Capital name for so long as the Investment Advisory and Management Agreement with our investment adviser is in effect. Other than with respect to this limited license, we will have no legal right to the “Solar Senior Capital” name.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory and Management Agreement with Solar Capital Partners. Mr. Gross, our chairman and chief executive officer, is the managing member and a senior investment professional of, and has financial and controlling interests in, Solar Capital Partners. In addition, Mr. Spohler, our chief operating officer and board member and Mr. Radesca, our chief financial officer and secretary, serve as a partner and chief financial officer, respectively, for Solar Capital Partners. Mr. Spohler also has financial interests in Solar Capital Partners.

In addition, Solar Capital Partners presently serves as investment adviser to Solar Capital, a publicly-traded business development company with over $1.25 billion of investable capital that investments primarily in the mezzanine debt and equity securities of middle-market leveraged companies similar to those we intend to target for investment. In addition, Michael S. Gross, our chairman and chief executive officer, Bruce Spohler, our chief operating officer, and Nicholas Radesca, our chief financial officer, serve in similar capacities for Solar Capital.

Solar Capital Partners and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. Solar Capital Partners and its affiliates may determine that an investment is appropriate for us and for Solar Capital or one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Solar Capital Partners or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Solar Capital Partners’ allocation procedures. In addition, we have adopted a formal code of ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Maryland General Corporation Law.

We have entered into a license agreement with Solar Capital Partners, pursuant to which Solar Capital Partners has agreed to grant us a non-exclusive, royalty-free license to use the name “Solar Senior Capital.” In addition, pursuant to the terms of the Administration Agreement, Solar Capital Management provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Solar Capital Partners is the sole member of and controls Solar Capital Management.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 100 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock and all officers and directors as a group.

	Type of Ownership	Immediately Prior to This Offering		Immediately After This Offering(1)
Name		Shares Owned	Percentage	Shares Owned	Percentage
Solar Capital Management, LLC(2)	Direct	100	100%	100	*
Michael S. Gross(3)	Indirect	100	100%	500,100	5.88%
Bruce J. Spohler(4)	Indirect	0	0%	500,000	5.88%
Solar Senior Capital Investors LLC(5)	Direct	0	0%	500,000	5.88%
All officers and directors as a group (7 persons)(6)(7)	Indirect	100	100%	500,100	5.88%

(1)	Assumes the issuance of (a) 8,000,000 shares of common stock offered hereby and (b) 500,000 shares of common stock in the Concurrent Private Placement. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ overallotment option.
(2)	Michael S. Gross may be deemed to beneficially own the securities held by each of Solar Capital Management, LLC and Solar Senior Capital Investors LLC as a result of his ownership of and control over each of Solar Capital Management, LLC and Solar Senior Capital Investors LLC. The address for each of Solar Capital Management, LLC and Solar Senior Capital Investors LLC is 500 Park Avenue, New York, NY 10022.
(3)	Includes shares held by Solar Capital Management, LLC and Solar Senior Capital Investors LLC.
(4)	Includes shares held by Solar Senior Capital Investors LLC. Bruce J. Spohler may be deemed to beneficially own the securities held by Solar Senior Capital Investors LLC as a result of his ownership and control over Solar Senior Capital Investors LLC. The address for Solar Senior Capital Investors LLC is 500 Park Avenue, New York, NY 10022.
(5)	The address for Solar Senior Capital Investors LLC is 500 Park Avenue, New York, NY 10022.
(6)	The address for all officers and directors is 500 Park Avenue, New York, NY 10022.
(7)	Does not include any shares that may be acquired by officers and directors in connection with the directed share program.
*	Less than 1%.

The following table sets forth the dollar range of our equity securities we expect will be beneficially owned by each of our directors immediately after this offering. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Solar Senior Capital(1)(2)(3)
Interested Directors
Michael S. Gross	Over $100,000
Bruce Spohler	Over $100,000

Independent Directors
Steven Hochberg	None
David S. Wachter	None
Leonard A. Potter	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the initial offering price per share of our common stock of $20.00.
(3)	Does not include any shares that may be acquired by officers and directors in connection with the directed share program.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly-traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently have an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

As a business development company, we are subject to certain risks and uncertainties. See “Risk factors —Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

i. does not have any class of securities that is traded on a national securities exchange;

ii. has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less then $250 million;

iii. is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

iv. is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality investment grade debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of senior loans we intend to target for investment. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Code of Ethics

We and Solar Capital Partners have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Guy Talarico currently serves as our chief compliance officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 of the Exchange Act, beginning with our 2011 fiscal year our management will be required to prepare an annual report regarding its assessment of our internal control over financial reporting and, beginning with our 2012 fiscal year, obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The Proxy Voting Policies and Procedures of our investment adviser are set forth below. The guidelines will be reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to our investment adviser.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of the clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing member any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and

(2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Solar Capital Partners at 500 Park Avenue, New York, New York 10022.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

DETERMINATION OF NET ASSET VALUE

We will determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our total assets.

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. We will generally value our assets on a quarterly basis, or more frequently if required under the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or board of directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals and review management’s preliminary valuations and make their own assessment for (a) each portfolio investment that, when taken together with all other investments in the same portfolio company, exceeds 10% of our total assets, plus available borrowings, as of the end of the most recently completed fiscal quarter, and (b) each portfolio asset that is presently in default; (iv) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with future offerings of shares of our common stock, our board of directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15 plus a per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount of cash they would have received if they had elected to receive the distribution in cash, or the fair market value of the distributed shares if such shares have a fair market value equal to or greater than net asset value. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane, New York, New York 10038 or by phone at (800) 937-5449.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this registration statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is an individual, corporation, trust or estate and is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

As a business development company, we intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2011 taxable year. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2 % of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, and on which we paid no federal income tax, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	at all times during each taxable year, have in effect an election to be treated as a business development company under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or currencies, or other income derived with respect to our business of investing in such stock, securities or currencies and (b) net income derived from an interest in a “qualified publicly traded partnership;” and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) the securities of one or more “qualified publicly traded partnerships.”

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Because we may use debt financing, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources or are otherwise limited in our ability to make distributions, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a Regulated Investment Company,” the remainder of this discussion assumes we will qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

Distributions by us generally will be taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (that is, the excess of our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, regardless of the U.S. stockholder’s holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2012, distributions of investment company taxable income that are designated by us as being derived from “qualified dividend income” will be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gain, provided that holding period and other requirements are met by both the stockholders and us. Dividends distributed by us will generally not be attributable to qualified dividend income. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of cash they would have received if they had elected to receive the distribution in cash, or the fair market value of the distributed shares if such shares have a fair market value equal to or greater than net asset value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute realized net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses), if any, at least annually, we may in the future decide to retain some or all of our net capital gains, but to designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate U.S. stockholders on long-term capital gains, the amount of tax that non-corporate U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend. Such excess generally may be claimed as a credit or refund against the U.S. stockholder’s other U.S. federal income tax obligations. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder generally will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, and the distribution economically represents a return of your investment, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from the sale or exchange of our common stock (or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from the sale or exchange of our common stock) generally will be a capital gain or loss if the common stock is held as a capital asset. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock. For this purpose, certain special rules, including rules relating to periods when your risk of loss with respect to your common stock has been diminished, generally apply in determining the holding period of such stock. The ability to deduct capital losses may be subject to other limitations under the Code.

In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 15% (with lower rates applying to taxpayers in the 10% and 15% tax rate brackets) for years beginning on or before December 31, 2012 on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our common stock. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly or $125,000 in the case of married individuals filing separately) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Dividends distributed by us to corporate stockholders generally will not be eligible for the dividends-received deduction. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, long-term capital gain and “qualified dividend income,” if any. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation.

Backup withholding may apply to distributions on the common stock with respect to certain non-exempt U.S. stockholders. Such U.S. stockholders generally will be subject to backup withholding unless the U.S. stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our investment company taxable income to stockholders that are non-U.S. stockholders will currently be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholders, and, if an income tax treaty applies, attributable to a permanent establishment in the United States. In that case, the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders and we will not have to withhold U.S. federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors. In addition, for taxable years beginning prior to January 1, 2012, U.S. source withholding taxes are not imposed on dividends paid by us to the extent the dividends are reported as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. No assurance can be given, however, as to whether this exemption will be extended for tax years beginning on or after January 1, 2012 or whether any of our distributions will be reported as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or, in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a non-U.S. stockholder.

Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of cash that they would have received if they had elected to receive the distribution in cash, or the fair market value of the distributed shares if such shares have a fair market value equal to or greater than net asset value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S. source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a non-U.S. stockholder and the status of the intermediaries through which they hold their common stock, non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their common stock and proceeds from the sale of their common stock. Under certain circumstances, a non-U.S. stockholder might be eligible for refunds or credits of such taxes.

A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or the non-U.S. stockholder otherwise establishes an exemption from backup withholding.

You are urged to consult your own tax advisor regarding the specific tax consequences of the purchase, ownership and sale of our common stock.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions would be taxable to our stockholders as dividends and, if made in a taxable year beginning on or before December 31, 2012 and provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” in the hands of non-corporate stockholders (and thus eligible for the 15% maximum rate) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

The authorized stock of Solar Senior Capital Ltd. consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. We have applied to have our common stock listed on the NASDAQ Global Select Market under the ticker symbol “SLSC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of February 14, 2011:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common stock	200,000,000	—	100

Under our charter our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer of the corporation or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of his or her ultimate entitlement to indemnification. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2012, 2013 and 2014, respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Beginning in 2012, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

As permitted by our charter, our bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter and bylaws our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve unless our bylaws are amended in which case we may have more than twelve directors but never less than one. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast: (i) certain charter amendments; (ii) any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company; (iii) any proposal for our liquidation or dissolution; (iv) any proposal regarding a merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires to be approved by our stockholders; or (v) any transaction between us and a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Exchange Act), and any person controlling, controlled by or under common control with any such person or member of such group, that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of directors generally. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter, provided that with respect to any transaction referred to in (v) above, if such transaction is approved by the continuing directors, by a vote of at least two-thirds of such continuing directors, no stockholder approval of such transaction is required unless the Maryland General Corporation Law or another provision of our charter or bylaws otherwise requires such approval. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, or the Control Shares Act. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Act would, if implemented, violate Section 18(i) of the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

The 500,000 shares issued in the Concurrent Private Placement will be “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. In addition, Solar Senior Capital Investors LLC and each of our officers and directors, including Messrs. Gross and Spohler, has agreed that for a period of 180 days from the date of this offering, they will not, without the prior written consent of Citigroup Global Markets Inc. dispose of or hedge any shares of our common stock or securities convertible into or exchangeable for shares of our common stock; provided that, the filing of a registration statement to register the resale of the shares of common stock issued in the Concurrent Private Placement, including any required amendments or supplements thereto, will not be prohibited by the foregoing. See “Underwriting.”

We have also committed to file a registration statement to register the resale of the shares of common stock to be issued in the Concurrent Private Placement to Solar Senior Capital Investors LLC. We have committed to use our commercially reasonable efforts to obtain effectiveness of such registration statement as soon as reasonably practicable after the filing of such registration statement. Assuming effectiveness of such registration statement, Solar Senior Capital Investors LLC will generally be able to resell its shares of common stock without restriction upon expiration of its 180 day lock-up period.

In general, under Rule 144, if six months has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and we have made certain information about us available publicly, the holder of such restricted securities can sell such securities. However, in the case of a holder that has been our affiliate at any time during the three months preceding the proposed sale, the number of securities sold by such affiliate holder within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by holders that have been our affiliates at any time during the three months preceding the proposed sale also are subject to certain manner of sale provisions and notice requirements. If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144 without regard to the public information requirements, manner of sale provisions and notice requirements.

No assurance can be given as to (1) the likelihood that an active market for our shares will develop; (2) the liquidity of any such market; (3) the ability of our stockholders to sell our securities; or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may adversely affect prevailing market prices for our shares.

UNDERWRITING

Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and SunTrust Robinson Humphrey, Inc. are acting as joint bookrunning managers of the offering and as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriter	Number of Shares
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC
Deutsche Bank Securities Inc.
SunTrust Robinson Humphrey, Inc.
RBC Capital Markets, LLC
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
Ladenburg Thalmann & Co. Inc.
Lazard Capital Markets LLC

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the over-allotment option described below) if they purchase any of the shares.

Shares sold by the underwriters to the public will initially be offered at the initial public offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount from the initial public offering price not to exceed $                 per share. If all the shares are not sold at the initial offering price, the underwriters may change the offering price and the other selling terms. The representative has advised us that the underwriters do not intend to make sales to discretionary accounts.

The underwriters are not participating in the Concurrent Private Placement and will not receive any fees, discounts, or commissions with respect to shares sold pursuant thereto.

If the underwriters sell more shares than the total number set forth in the table above, we have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to 1,200,000 additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment. Any shares issued or sold under the option will be issued and sold on the same terms and conditions as the other shares that are the subject of this offering.

We, our directors and officers, and certain other parties related to Solar Senior Capital, including Solar Senior Capital Investors LLC, have agreed that, for a period of 180 days from the date of this prospectus, we and they will not, without the prior written consent of Citigroup Global Markets Inc. dispose of or hedge any shares or any securities convertible into or exchangeable for our common stock; provided that, the filing of a registration statement to register the resale of the shares of common stock issued in the Concurrent Private Placement, including any required amendments or supplements thereto, will not be prohibited by the foregoing. Citigroup Global Markets Inc. in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, we issue an earnings release or material news or a material event relating to our company occurs; or (ii) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

At our request, the underwriters have reserved up to 5% of the shares for sale at the initial public offering price to persons who are directors, officers or employees, or who are otherwise associated with us through a directed share program. The number of shares available for sale to the general public will be reduced by the number of directed shares purchased by participants in the program. Except for certain participants who have entered into lock-up agreements as contemplated in the immediately preceding paragraph, each person buying shares through the directed share program has agreed that, for a period of 180 days from the date of this prospectus, he or she will not, without the prior written consent of Citigroup Global Markets Inc. dispose of or hedge any shares or any securities convertible into or exchangeable for our common stock with respect to shares purchased in the program. For certain participants purchasing shares through the directed share program, the lock-up agreements contemplated in the immediately preceding paragraph shall govern with respect to their purchases. Citigroup Global Markets Inc. in their sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. Any directed shares not purchased will be offered by the underwriters to the general public on the same basis as all other shares offered. We have agreed to indemnify the underwriters against certain liabilities and expenses, including liabilities under the Securities Act, in connection with the sales of the directed shares.

Prior to this offering, there has been no public market for our shares. Consequently, the initial public offering price for the shares was determined by negotiations between us and the representative. Among the factors considered in determining the initial public offering price were our results of operations, our current financial condition, our future prospects, our markets, the economic conditions in and future prospects for the industry in which we compete, our management, and currently prevailing general conditions in the equity securities markets, including current market valuations of publicly traded companies considered comparable to our company. We cannot assure you, however, that the price at which the shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in our shares will develop and continue after this offering.

We have applied to have our common stock listed on the NASDAQ Global Select Market under the symbol “SLSC.”

This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule 2310.

The following table shows the underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock.

Paid by Solar Senior Capital
	No Exercise	Full Exercise
Per share	$	$
Total	$	$

We estimate that our total expenses of this offering will be $808,543.

In connection with the offering, the underwriters may purchase and sell shares in the open market. Purchases and sales in the open market may include short sales, purchases to cover short positions, which may include purchases pursuant to the over-allotment option, and stabilizing purchases.

•	Short sales involve secondary market sales by the underwriters of a greater number of shares than they are required to purchase in the offering.

¡	“Covered” short sales are sales of shares in an amount up to the number of shares represented by the underwriters’ over-allotment option.

¡	“Naked” short sales are sales of shares in an amount in excess of the number of shares represented by the underwriters’ over-allotment option.

•	Covering transactions involve purchases of shares either pursuant to the over-allotment option or in the open market after the distribution has been completed in order to cover short positions.

¡

To close a naked short position, the underwriters must purchase shares in the open market after the distribution has been completed. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

¡

To close a covered short position, the underwriters must purchase shares in the open market after the distribution has been completed or must exercise the over-allotment option. In determining the source of shares to close the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

•	Stabilizing transactions involve bids to purchase shares so long as the stabilizing bids do not exceed a specified maximum.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the underwriters, in covering short positions or making stabilizing purchases, repurchase shares originally sold by that syndicate member.

Purchases to cover short positions and stabilizing purchases, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of the shares. They may also cause the price of the shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the Nasdaq Global Select Market, in the over-the-counter market or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

The underwriters have performed commercial banking, investment banking and advisory services for us and Solar Capital, a publicly-traded BDC managed by our Adviser, from time to time for which they have received customary fees and reimbursement of expenses. The underwriters may, from time to time, engage in transactions with and perform services for us or Solar Capital in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. In addition, certain affiliates of the underwriters are expected to be lenders, and in some cases agents or managers for the lenders, under our Senior Credit Facility and in some cases are currently lenders, agents or managers under certain of Solar Capital’s credit facilities.

Lazard Frères & Co. LLC referred this transaction to Lazard Capital Markets LLC and will receive a referral fee from Lazard Capital Markets LLC in connection therewith.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than the prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013. The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, NY 10152-4077.

Notice to Prospective Investors in the European Economic Area

In relation to each member state of the European Economic Area that has implemented the Prospectus Directive (each, a relevant member state), with effect from and including the date on which the Prospectus Directive is implemented in that relevant member state (the relevant implementation date), an offer of shares described in this prospectus may not be made to the public in that relevant member state prior to the publication of a prospectus in relation to the shares that has been approved by the competent authority in that relevant member state or, where appropriate, approved in another relevant member state and notified to the competent authority in that relevant member state, all in accordance with the Prospectus Directive, except that, with effect from and including the relevant implementation date, an offer of securities may be offered to the public in that relevant member state at any time:

•	to any legal entity that is authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

•

to any legal entity that has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

•	to fewer than 100 natural or legal persons (other than qualified investors as defined below) subject to obtaining the prior consent of the representatives for any such offer; or

•	in any other circumstances that do not require the publication of a prospectus pursuant to Article 3 of the Prospectus Directive.

Each purchaser of shares described in this prospectus located within a relevant member state will be deemed to have represented, acknowledged and agreed that it is a “qualified investor” within the meaning of Article 2(1)(e) of the Prospectus Directive.

For purposes of this provision, the expression an “offer to the public” in any relevant member state means the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe the securities, as the expression may be varied in that member state by any measure implementing the Prospectus Directive in that member state, and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each relevant member state.

The sellers of the shares have not authorized and do not authorize the making of any offer of shares through any financial intermediary on their behalf, other than offers made by the underwriters with a view to the final placement of the shares as contemplated in this prospectus. Accordingly, no purchaser of the shares, other than the underwriters, is authorized to make any further offer of the shares on behalf of the sellers or the underwriters.

Notice to Prospective Investors in the United Kingdom

This prospectus is only being distributed to, and is only directed at, persons in the United Kingdom that are qualified investors within the meaning of Article 2(1)(e) of the Prospectus Directive that are also (i) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (ii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (each such person being referred to as a “relevant person”). This prospectus and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other persons in the United Kingdom. Any person in the United Kingdom that is not a relevant person should not act or rely on this document or any of its contents.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities will be held under a custody agreement by The Bank of New York Mellon Corporation. The address of the custodian is One Wall Street, New York, New York 10286. American Stock Transfer & Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane, New York, New York 10038, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Solar Senior Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, Solar Senior Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Solar Senior Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC, and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters by their counsel, Simpson Thacher & Bartlett LLP New York, NY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, our independent registered public accounting firm located at 345 Park Avenue, New York, New York 10154, has audited our balance sheet as of January 31, 2011, as set forth in their report. We have included our balance sheet in this prospectus and elsewhere in the registration statement in reliance on such report, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at Solar Senior Capital Ltd., 500 Park Avenue, New York, NY 10022, by telephone at (212) 993-1670, or on our website at http://www.solarseniorcap.com.

INDEX TO FINANCIAL STATEMENTS

Page
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of January 31, 2011	F-3
Notes to Balance Sheet	F-4

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder

Solar Senior Capital Ltd.:

We have audited the accompanying balance sheet of Solar Senior Capital Ltd. (a development stage company) as of January 31, 2011. This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Solar Senior Capital Ltd. (a development stage company) as of January 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York

February 1, 2011

SOLAR SENIOR CAPITAL LTD.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

As of January 31, 2011
Assets:
Cash and cash equivalents	$2,000

Total Assets	$2,000

Commitments and Contingencies (Note 3)
Net Assets:
Common stock, par value $0.01 per share; 200,000,000 shares authorized; 100 shares issued and outstanding	1
Additional paid-in capital	1,999

Total Net Assets	$2,000

Net Asset Value Per Share	$20.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS BALANCE SHEET.

SOLAR SENIOR CAPITAL LTD.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO BALANCE SHEET

Note 1. Organization

Solar Senior Capital Ltd. (“Solar Senior” or “Company”) was formed in December 2010 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. Solar Senior intends to elect to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act, prior to pricing of its initial public offering. Solar Senior will be managed by Solar Capital Partners, LLC (“Solar Capital Partners”). Solar Capital Management, LLC (“Solar Capital Management”) will provide the administrative services necessary for Solar Senior to operate. The Company has had no operations other than a sale of 100 shares of common stock for $2,000 ($20.00 per share). All of the outstanding shares of Solar Senior common stock are owned by Solar Capital Management LLC.

The Company’s investment objective is to seek to maximize current income consistent with the preservation of capital. The Company will seek to achieve its investment objective by investing primarily in senior secured loans, including first lien, unitranche and second lien debt instruments, made to private middle-market companies whose debt is rated below investment grade, which the Company refers to collectively as “senior loans.” The Company may also invest in debt of public companies that are thinly traded. Under normal market conditions, at least 80% of the value of the Company’s net assets (including the amount of any borrowings for investment purposes) will be invested in senior loans.

Note 2. Summary Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet has been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments (e.g. money market funds, U.S. treasury notes) with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value. The Company places its cash and cash equivalents with financial institutions.

U.S. Federal Income Taxes

The Company intends to elect to be treated as a registered investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

SOLAR SENIOR CAPITAL LTD.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO BALANCE SHEET—(continued)

New Accounting Standards

Management does not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statement.

Note 3. Commitments and Contingencies

Initial organization and operating costs will be borne by the Company upon consummation of its proposed initial public offering. In the event the Company’s proposed initial public offering does not occur, initial organization and operating costs incurred will be borne by the Company’s investment adviser, Solar Capital Partners. As there has been no formal commitment of external capital as of the date of issuance of this balance sheet, no such costs have been recorded by the Company.

Note 4. Capital

The Company has an authorized share capital of $1,000 consisting of 200,000,000 shares with a par value of $0.01 per share.

Note 5. Subsequent Events

The Company considered events through the date this report was issued and has concluded that no subsequent events of a material effect have occurred from the date of the financial statements through the date this report was issued.

Note 6. Indemnification

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business the Company enters into contracts that contain a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

8,000,000 Shares

Solar Senior Capital Ltd.

Common Stock

P R E L I M I N A R Y    P R O S P E C T U S

                    , 2011

Citi

Wells Fargo Securities

Deutsche Bank Securities

SunTrust Robinson Humphrey

RBC Capital Markets

BB&T Capital Markets

A division of Scott & Stringfellow, LLC

Ladenburg Thalmann & Co. Inc.

Lazard Capital Markets

Until                 , 2011 (25 days after the date of this prospectus), all dealers that buy, sell or trade shares of our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART C — OTHER INFORMATION

ITEM 25.     FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statements of Solar Senior Capital Ltd. (the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

2. Exhibits

Exhibit Number	Description
a.	Articles of Amendment and Restatement
b.	Amended and Restated Bylaws
d.	Form of Common Stock Certificate
e.	Dividend Reinvestment Plan
g.	Form of Investment Advisory and Management Agreement by and between Registrant and Solar Capital Partners, LLC
h.	Form of Underwriting Agreement
j.	Form of Custody Agreement
k.1	Form of Administration Agreement by and between Registrant and Solar Capital Management, LLC
k.2	Form of Indemnification Agreement by and between Registrant and each of its directors
k.3	Form of Trademark License Agreement by and between Registrant and Solar Capital Partners, LLC
k.4	Form of Share Purchase Agreement by and between Registrant and Solar Senior Capital Investors LLC
l.	Opinion of Maryland Counsel
n.1	Consent of Maryland Counsel (Incorporated by reference to exhibit l hereto)
n.2	Consent of Independent Registered Public Accounting Firm
r.	Code of Ethics
99.1	Code of Business Conduct

*	To be filed by amendment.

ITEM 26.    MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

ITEM 27.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$14,643
FINRA filing fee	18,900
NASDAQ Global Select Market listing fee	5,000
Printing and postage	150,000
Legal fees and expenses	450,000
Accounting fees and expenses	100,000
Miscellaneous	70,000

Total	$808,543

Note:	All listed amounts are estimates.
*	To be provided by amendment.

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to this offering, Solar Capital Management, LLC, a Delaware limited liability company, will own 100% of the outstanding common stock of the Solar Senior Capital Ltd. Following the completion of this offering, Solar Capital Management, LLC’s share ownership is expected to represent less than 1% of Solar Senior Capital Ltd.’s outstanding common stock.

See “Management,” “Certain Relationships and Transactions” and “Control Persons and Principal Stockholders” in the Prospectus contained herein.

ITEM 29.    NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at February 14, 2011.

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	1

ITEM 30.    INDEMNIFICATION

Directors and Officers

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s Amended and Restated Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended, or the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer of the Registrant or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of his or her ultimate entitlement to indemnification. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Partners, LLC, or the Adviser, and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Management, LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Solar Capital Management, LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which Solar Capital Partners, LLC, and each managing director, director or executive officer of Solar Capital Partners, LLC, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors,” “Investment Advisory and Management Agreement” and “Portfolio Management — Investment Personnel.” Additional information regarding Solar Capital Partners, LLC and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-68710), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32. LOCATION	OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Solar Senior Capital Ltd., 500 Park Avenue, New York, NY 10022;

(2)	the Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038;

(3)	the Custodian, The Bank of New York Mellon Corporation, One Wall Street, New York, NY 10286; and

(4)	the Adviser, Solar Capital Partners, LLC, 500 Park Avenue, New York, NY 10022.

ITEM 33.    MANAGEMENT SERVICES

Not applicable.

ITEM 34.    UNDERTAKINGS

(1) Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b) For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused Amendment No. 2 to this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 14th day of February, 2011.

SOLAR SENIOR CAPITAL LTD.

By:	/s/ Michael S. Gross
Michael S. Gross
Chief Executive Officer, President, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, Amendment No. 2 to this Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated on the 14th day of February, 2011.

Signature	Title

/s/ Michael S. Gross Michael S. Gross	Chief Executive Officer, President, Chairman of the Board and Director (Principal Executive Officer)

** Steven Hochberg	Director

** David S. Wachter	Director

** Leonard A. Potter	Director

* Bruce Spohler	Chief Operating Officer and Director

/s/ Nicholas Radesca Nicholas Radesca	Chief Financial Officer and Secretary (Principal Financial Officer and Principal Accounting Officer)

*	Signed by Michael S. Gross pursuant to a power of attorney signed by each individual and filed with this Registration Statement on December 22, 2010.
**	Signed by Michael S. Gross pursuant to a power of attorney signed by each individual and filed with this Registration Statement on February 1, 2011.